As filed with the Securities and Exchange Commission on March 5, 1996
                       Securities Act File No. 33- ______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ______

                       Post-Effective Amendment No. _____

                              EQUUS II INCORPORATED
             (Exact name of registrant as specified in its charter)

                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019
(Address of principal executive offices (number, street, city, state, zip code))

                                 (713) 529-0900
              (Registrant's telephone number, including area code)

                                  Nolan Lehmann
                              Equus II Incorporated
                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019
 (Name and address (number, street, city, state, zip code) of agent for service)

                                 With copies to:

                                  John T. Unger
                               Snell & Smith, P.C.
                           1000 Louisiana, Suite 3650
                              Houston, Texas 77002

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

It is proposed that the filing will become effective when declared effective (check appropriate box)

           / / when declared effective pursuant to Section 8(c).

If appropriate check the following box:

           / / this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment][registration statement].

           / / This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________________.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                             PROPOSED           PROPOSED
                               AMOUNT        MAXIMUM            MAXIMUM
TITLE OF SECURITIES            BEING       OFFERING PRICE      AGGREGATE                  AMOUNT OF
BEING REGISTERED             REGISTERED     PER UNIT         OFFERING PRICE*           REGISTRATION FEE
Shares of Common Stock,
par value $.001 per share    1,046,191       $12.50           $13,077,377.50             $4,509.44

* Calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on a discount from the average of the high and low sales price reported on the American Stock Exchange on February 29, 1996.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              EQUUS II INCORPORATED
                                    Form N-2
                              Cross-Reference Sheet
Parts A and B of Prospectus

ITEM NO.    CAPTION                            LOCATION IN PROSPECTUS
1.    Outside Front Cover                      Front Cover Page

2.    Inside Front and Outside Back            Front Cover Page
      Cover Page

3.    Fee Table and Synopsis                   Prospectus Summary; Fee Table; Available Information

4.    Financial Highlights                     Selected Financial Data; Management's Discussion and
                                               Analysis of Financial Condition and Results of Operations

5.    Plan of Distribution                     Not Applicable

6.    Selling Stockholders                     Not Applicable

7.    Use of Proceeds                          Use of Proceeds

8.    General Description of the               Front Cover Page; Prospectus Summary;
      Registrant                               The Fund; Risk Factors and Special Considerations;
                                               Description of Common Stock; Financial Statements

9.    Management                               Management of the Fund

10.   Capital Stock, Long-Term Debt and
      Other Securities                         The Offer; Description of Common Stock; Tax Matters

11.   Defaults and Arrears on Senior
      Securities                               Not Applicable

12.   Legal Proceedings                        Not Applicable

13.   Table of Contents of the Statement
      of Additional Information                Table of Contents of the Statement of Additional Information

14.   Cover Page                               Front Cover Page

15.   Table of Contents                        Front Cover Page

16.   General Information and History          Not Applicable

17.   Investment Objectives and                Investment Objectives and Policies;
      Policies                                 Investment Restrictions

18.   Management                               Management of the Fund

19.   Control Persons and Principal
      Holders of Securities                    Beneficial Owner

20.   Investment Advisory and Other
      Services                                 Management of the Fund

21.   Brokerage Allocation and Other
      Practices                                Portfolio Transactions

22.   Tax Status                               Tax Matters

23.   Financial Statements                     Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS                            Subject to Completion Dated March   , 1996

                                1,046,191 SHARES

                              EQUUS II INCORPORATED

                                  COMMON STOCK

Equus II Incorporated (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on ___________ ____, 1996, transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,046,191 shares (the "Shares") of the Fund's common stock, $.001 par value ("Common Stock") at the rate of one share of Common Stock for each three Rights held and entitling each Record Date Stockholder to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights (the "Offer"). No fractional Rights or Shares will be issued. See "The Offer." The subscription price per Share (the "Subscription Price") will be $_________.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON ____________, 1996, unless extended as described herein (the "Expiration Date"). Stockholder inquiries should be directed to the Information Agent, MacKenzie Partners, Inc., at (800) 322-2885.

The Fund is a closed-end, non-diversified management investment company that has elected to be a business development company. The Fund commenced operations in 1991, and, as of December 31, 1995, had net assets of $61,853,289. The Fund's primary investment objective is to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. The Fund seeks to invest primarily in companies that intend to acquire other businesses including through leveraged buyouts. Equus Capital Management Corporation (the "Investment Adviser") manages the Fund. The address of the Fund is 2929 Allen Parkway, Houston, Texas 77019 and its telephone number is (713) 529-0900.

The Fund's currently outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the American Stock Exchange (the "AMEX") under the symbol "EQS." The Fund announced the Offer after the close of trading on the AMEX on February , 1996. The net asset value per share of Common Stock at the close of business on February , 1996, and _________, 1996, was $__.__ and $__.__, respectively, and the last reported sale price of a share of the Fund's Common Stock on the AMEX on those dates was $_.___ and $__.__, respectively.

SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 23 FOR A DISCUSSION OF CERTAIN MATTERS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS.

Because the Subscription Price per share is likely to be less than the net asset value per share, the Offer is likely to result in dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund's directors and officers, individually, as Record Date Stockholders, have advised the Fund that they intend to purchase Shares with an aggregate Subscription Price of up to $400,000 to the extent such Shares become available to them in accordance with the primary subscription and the allotment provisions of the over-subscription privilege. See "The Offer -- Terms of the Offer."

This Prospectus sets forth concisely certain information about the Fund that investors should know before investing and it should be read and retained for future reference. A Statement of Additional Information dated _________, 1996 (the "SAI"), containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 46 of this Prospectus, may be obtained without charge by contacting the Fund at (713) 529-0900.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
               Subscription Price        Sales Load     Proceeds to the Fund (1)
--------------------------------------------------------------------------------
Per Share .            $                    None                   $
--------------------------------------------------------------------------------
Total . . .            $                    None                   $
================================================================================

     (1) Before deduction of offering expenses incurred by the Fund, estimated at $_______.

_________________, 1996

                               PROSPECTUS SUMMARY

      THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.

TERMS OF THE OFFER

      Equus II Incorporated (the "Fund") is issuing to stockholders of record ("Record Date Stockholders") as of the close of business on _________________, 1996 (the "Record Date"), transferable rights ("Rights") to subscribe for an aggregate of 1,046,191 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on _____________, 1996, and ends at 5:00 p.m., New York time on _____________, 1996, unless extended by the Fund to a date not later than _________________, 1996 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one Share for each three Rights held is hereinafter referred to as the "Primary Subscription." See "The Offer -- Terms of the Offer."

      OVER-SUBSCRIPTION PRIVILEGE. In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him or her (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares that were not otherwise subscribed for by others on Primary Subscription (the Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

      SUBSCRIPTION PRICE. The subscription price per share (the "Subscription Price") will be $______.

      EXERCISING RIGHTS. Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to First Interstate Bank of Texas, N.A., Houston, Texas (the "Subscription Agent"). Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares." Shares issued pursuant to an exercise of Rights will be listed on the AMEX.

      SALE OF RIGHTS. The Rights are transferable until the Expiration Date and have been admitted for trading on the AMEX. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the AMEX will begin three Business Days prior to the Record Date and will continue until the close of trading on the last AMEX trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before __________, 1996, one Business Day (as defined below) prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the AMEX will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last AMEX trading day prior to the Expiration Date. The Common Stock will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the AMEX. The Subscription Agent will also attempt to sell any Rights a Rights holder is unable to exercise because such Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the AMEX.

      Stockholders are urged to obtain a recent trading price for the Rights on the AMEX from their broker, bank, financial adviser, or the financial press.

      INFORMATION AGENT.  Stockholders' inquiries should be directed to:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (800) 322-2885

IMPORTANT DATES TO REMEMBER

EVENT                                                         DATE
-----                                                         ----
Record Date...................................... _____, 1996
Subscription Period.............................. _____, 1996 through ___, 1996*
Expiration Date of the Offer..................... _____, 1996*
Subscription Forms and Payment for Shares Due.... _____, 1996*
Notices of Guaranteed Delivery Due**............. _____, 1996*
Payment pursuant to Notices of Guaranteed
     Delivery Due................................ _____, 1996*
Confirmation to Participants..................... _____, 1996*

*     Unless the Offer is extended to a date not later than __________, 1996.
** A stockholder exercising Rights must deliver to the Subscription Agent by the Expiration Date either (1) a Subscription Form and payment for Shares or (2) a Notice of Guaranteed Delivery.

USE OF PROCEEDS

      The net proceeds of the Offer will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Board of Directors of the Fund has determined that it is in the best interest of the Fund and its stockholders to increase the assets of the Fund in order to repay indebtedness incurred by the Fund to make new investments and to fulfill commitments that the Fund has made for follow-on investments. In addition, the Offer affords existing stockholders the opportunity to purchase additional shares of Common Stock at a price that may be below market value and/or net asset value without incurring the transaction costs associated with open-market purchases. The increase in the net assets of the Fund may reduce the Fund's expense ratio, thus benefitting both participating and non-participating stockholders. See "The Offer-- Purpose of the Offer."

INFORMATION REGARDING THE FUND

      The Fund is a business development company, incorporated in the State of Delaware as a corporation in 1991. The Fund's primary investment objective is to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. The Fund seeks to invest primarily in medium-sized companies that intend to acquire other businesses including through leveraged buyouts. See "The Fund -- Investment Objective and Policies." The Fund's outstanding common stock, par value $.001 per share (the "Common Stock"), is listed and traded on the AMEX under the symbol "EQS." The average weekly trading volume of the Common Stock on the AMEX during the year ended December 31, 1995, was 20,652 shares. As of December 31, 1995, the net assets of the Fund were approximately $61.9 million. For a discussion of the Fund's investments see "The Fund -- Current Portfolio Companies."

INFORMATION REGARDING THE INVESTMENT ADVISER

      Equus Capital Management Corporation (the "Investment Adviser") has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. Sam P. Douglass, Nolan Lehmann, Gary L. Forbes, and Randall B. Hale, the principal officers of the Investment Adviser, have an average of more than 20 years experience in the business of providing investment advisory services with respect to the acquisition, management, and disposition of private and public companies in leveraged transactions. The Investment Adviser is currently affiliated with three investment funds that, as of December 31, 1995, had net assets of approximately $ 89 million. The Fund pays the Investment Adviser a quarterly management fee at the annual rate of 2% of the Fund's quarterly net assets. The Investment Adviser is also entitled to receive an incentive fee equal to 20% of the net realized capital gains of the Fund less unrealized depreciation on a cumulative basis. The investment advisory fee is higher than comparable fees paid by most other investment companies. See "Management of the Fund -- Investment Adviser." Since the Investment Adviser's management fee is based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, two Directors who are interested persons of the Fund could benefit indirectly from the Offer because of their relationships with the Investment Adviser. See "The Offer -- Purpose of the Offer." Equus Capital Corporation ("ECC") provides certain investment advisory services to the Fund. See "Management of the Fund."

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes certain matters that should be considered, among others, in connection with the Offer. See "Risk Factors and Special Considerations."

Dilution An immediate dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price will be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $____ is ___% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $____ per share.

Discount From
Net Asset Value              Shares of closed-end funds frequently trade at a
                             discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

                             The Fund's shares have traded at a discount to net asset value since inception of trading. See "Market for Common Stock and Net Asset Value Information."

Non-Diversified Status       The Fund is a non-diversified investment company
                             under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act does not limit the proportion of the Fund's assets that may be invested in securities of a single issuer. The
                             Fund's investments are limited, however, in order for the Fund to qualify as a "registered investment company" for purposes of the Internal Revenue Code of 1986 (the
                             "Code"). To the extent that the Fund takes large positions in a small number of issuers, the Fund's net asset value and the market price of Common
                             Stock may fluctuate as a result of changes in the financial condition of the market's assessment of such issuers to a greater extent than that of a diversified investment company. See "Risk Factors and Special Considerations -- Non-Diversified
                             Status."

Speculative Investments      Private equity and leveraged buyout investments
                             involve a high degree of business and financial risk and can result in substantial losses. In addition, the portfolio securities acquired by the Fund are initially illiquid. See "Risk Factors and Special Considerations -- Leveraged Portfolio
                             Investments and -- Lack of Liquidity of Portfolio
                             Investments."

Borrowing                    The Fund may borrow funds to make new or follow-on
                             investments, to maintain its pass- through tax status as a regulated investment company, or to pay contingencies and expenses. As a result the Fund is exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage, even on a short-term basis, could have the effect of magnifying increases or decreases in the Fund's net asset value. The Fund may borrow funds in an amount up to 50% of the value of its assets (including investments made with borrowed funds). See "The Fund -- Investment
                             Objective and Policies -- Borrowing" and "Risk
                             Factors and Special Considerations -- Borrowing."

Repurchase of Shares         The Fund's stockholders will be free to dispose of
                             their Shares on the AMEX or other markets on which the Shares may trade, but, as a closed-end fund, the Fund's stockholders do not have the right to redeem their Shares. The Fund is authorized, but is not required, to repurchase its shares (including by means of tender offers) in order to attempt to reduce or eliminate any discount in the market price of shares from net asset value or to increase the net asset value of its shares, or both. The
                             Fund has from time-to-time repurchased its shares on the open market. During 1995, the Fund repurchased 145,500 shares of Common Stock on the open market. See "Market for Common Stock and Net
                             Asset Value Information -- Repurchase of Shares."

Distributions                The Fund has announced a policy to pay an annual
                             dividend at a minimum rate of $.50 per share. In the event that taxable income, including realized capital gains, exceeds $.50 per share in any year, additional dividends may be declared to distribute such excess. If, for any calendar year, total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. See "Market for Common Stock and Net Asset
                             Value Information" for a discussion of the Fund's distribution policies. Distributions can be made payable by the Fund either in the form of a cash distribution or a stock dividend.

                             The Fund reserves the right to retain net long-term capital gains in excess of net short-term capital losses for reinvestment or to pay contingencies and expenses. Such retained amounts, if any, will be taxable to the Fund as long-term capital gains and stockholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities. Stockholders also will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their undistributed capital gains and their tax credit. See "Tax Matters."

                                    FEE TABLE

The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES:

           Sales Load (as a percentage of offering price)....       0%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS):

           Management Fees (1)...............................    2.00%
           Interest Payments on Borrowed Funds...............    0.51%
           Other Expenses....................................    1.47%

           Total Annual Expenses.............................    3.98%

           EXAMPLE                      1 YEAR  3 YEARS    5 YEARS    10 YEARS
           -------                      ------  -------    -------    --------

You would pay the following expenses
on a $1,000 investment assuming
a 5% annual return...................  $39.80     $125.47   $219.92   $500.60
-------------

(1) Does not include the management incentive fee payable to the Investment Adviser equal to 20% of the net realized capital gains less unrealized capital depreciation of the Fund calculated on a cumulative basis. See "Management of the Fund."

The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, but should not be considered a representation of past or future expenses or rate of return. The actual expenses of the Fund may be greater or less than those shown. The figures provided under Other Expenses are based upon amounts for the prior fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in the Prospectus and the SAI.

                              AVAILABLE INFORMATION

           The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements, and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W. Judiciary Plaza, Washington, D.C. 20549 and at the Commission's Regional Offices located at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Plaza, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. The Fund's Common Stock is listed on the American Stock Exchange and the Fund's registration statements, reports, proxy and information statements, and other information may be inspected and copied at the offices of the American Stock Exchange at 86 Trinity Place, New York, New York 10006-1881.

           This Prospectus incorporates documents by reference that are not presented herein or delivered herewith. These documents are available, without charge, upon request from Investor Relations Department, Attention: Ms. Tracy H. Cohen, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, telephone number (713) 529-0900.

                             SELECTED FINANCIAL DATA

           Following is a summary of selected financial data and per share data of the Fund and its predecessors for the five years ended December 31, 1995. Such information for the two years ended December 31, 1992, has been restated to reflect the merger of Equus Investments Incorporated with and into the Fund.

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------
                                                         1995             1994           1993           1992           1991
                                                     ----------        ----------      --------      ---------        --------
                                                                                   (In thousands)
Total investment income............................  $   3,075         $   1,921       $ 1,552       $  1,796         $ 2,814
Net investment income(loss)........................  $    (668)        $     518       $(2,813)      $ (1,403)        $ 1,091
Realized gain (loss) on sale
  of portfolio securities, net.....................  $   7,669         $   (350)       $(2,458)      $ 10,744         $(1,896)
Increase (decrease) in
  unrealized appreciation
  of portfolio securities, net.....................  $  (1,281)        $  (2,563)      $11,178       $ (6,034)        $ 7,029
Total increase (decrease) in
  net assets from operations.......................  $   5,720         $  (2,395)      $ 5,907       $  3,307         $ 6,224
Dividends..........................................  $   5,815         $     763       $ 2,049       $  3,228         $     -
Total assets at end of period......................  $  132,450        $ 109,941       $114,411      $ 105,614        $85,705
Net assets at end of period........................  $  61,853         $  60,880       $64,679       $ 59,436         $57,750
Net cash provided (used)
  by operating activities..........................  $    (672)        $    (186)      $(1,962)      $   (325)        $   176
Shares outstanding at end of period................      3,139             3,053         3,099          3,013           2,880
Average shares outstanding during period...........      2,968             3,084         3,013          2,880           2,880
PER SHARE DATA:
                                                                           DECEMBER 31,
                                                                    ---------------------------------------------
                                                      1995              1994             1993           1992            1991
                                                     ----------        ----------      --------      ---------        --------
  Net investment income (loss).....................  $   (0.22)        $    0.17       $ (0.93)      $  (0.49)        $  0.38
  Realized gain (loss) on sale
     of portfolio securities, net..................  $    2.58         $   (0.12)      $ (0.82)      $   3.73         $ (0.66)
  Increase (decrease) in
    unrealized apprecia-
    tion of portfolio
    securities, net................................  $   (0.43)        $   (0.83)      $  3.71       $  (2.10)        $  2.44
  Dividends........................................  $    2.00         $    0.25       $  0.68       $   1.12         $     -
  Net asset value (including
    unrealized appreciation),
    end of year....................................  $   19.71         $   19.94       $ 20.87       $  19.72         $ 20.05

                                        7

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATION

LIQUIDITY AND CAPITAL RESOURCES

      The Fund was formed as a successor to Equus Investments II, L.P. (the "Partnership" or "Predecessor Entity") pursuant to a reorganization in which all of the assets and liabilities of the Partnership were transferred to the Fund on July 1, 1992, in exchange for 1,866,132 shares of common stock of the Fund (the "Exchange"). Such shares were then distributed on a pro rata basis to the partners of the Partnership, effectively liquidating the Partnership. Each Limited Partner received one share of common stock of the Fund for each unit of partnership interest owned. The Fund has qualified for pass-through tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. On September 11, 1992, the Fund's shares of common stock were listed for trading on the American Stock Exchange, under the symbol "EQS".

      On March 26, 1993, the Fund and Equus Investments Incorporated ("EQI") entered into an Agreement and Plan of Merger, as amended, which called for the merger of EQI with and into the Fund (the "Merger"). Pursuant to this agreement, on June 30, 1993, the Fund issued 1,147,137 additional shares of common stock, net of 130 shares redeemed in lieu of fractional shares, to the stockholders of EQI in a tax free exchange to acquire all of the outstanding common stock of EQI. Each share of EQI was converted into 0.54 of a share of the Fund's common stock.

      At December 31, 1995, the Fund had $71,610,360 of its assets invested in portfolio securities of 21 companies, and has committed to invest up to an additional $9,615,500 in four of such companies and $8,600,000 in two new companies under certain conditions. Current temporary cash investments, anticipated future investment income, proceeds from borrowings, proceeds from the sale of existing portfolio securities and proceeds from the Offer are believed to be sufficient to finance these commitments. At December 31, 1995, the Fund had $5,750,000 outstanding on a $13,000,000 revolving line of credit loan from a bank. Subsequent to December 31, 1995, the Fund received a commitment for a new $20,000,000 revolving line of credit with another bank which will replace the prior revolving line of credit.

      On June 22, 1994, the Board of Directors of the Fund approved a stock repurchase program, pursuant to which the Fund repurchased on the open market and cancelled 46,200 shares of its stock for $640,159 in 1994. Such stock was repurchased at an average discount of 28.74% from its net asset value. In 1995, the Fund repurchased and cancelled 145,500 shares of its stock for $1,993,642. The stock repurchased in 1995 was repurchased at an average discount of 33.61% from its net asset value. The Fund has not repurchased any stock since August 1995.

      Net cash used by operating activities was $402,820, $185,849 and $1,962,354 for the three years ended December 31, 1995. Increased expenses paid during 1993 included $1,346,839 in incentive fees to the Investment Adviser that were accrued by EQI as of December 31, 1992, and $454,040 in expenses related to the June 30, 1993 merger of EQI with and into the Fund.

      At December 31, 1995, the Fund had $60,232,594 of its total assets of $132,450,176 invested in temporary cash investments consisting of money market securities. This amount includes proceeds from a $60,000,000 note payable to a bank that is utilized to enable the Fund to achieve adequate diversification to maintain its pass-through tax status as a regulated investment company. Such amount was repaid to the bank on January 2, 1996.

      The Fund has the ability to borrow funds and issue forms of indebtedness, subject to certain restrictions. Net investment income and net realized gains from the sales of portfolio investments are intended to be distributed at least annually, to the extent such amounts are not reserved for payment of contingencies or to make follow-on or new investments.

                                        8

      The Fund reserves the right to retain net long-term capital gains in excess of net short-term capital losses for reinvestment or to pay contingencies and expenses. Such retained amounts, if any, will be taxed to the Fund as long-term capital gains and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities. Stockholders will also be entitled to increase the adjusted tax basis of their Fund shares by the difference between their undistributed capital gains and their tax credit.

RESULTS OF OPERATIONS

INVESTMENT INCOME AND EXPENSE

      Net investment income (loss) after all expenses amounted to $(668,114), $518,473, and $(2,812,912) for the three years ended December 31, 1995. Income from portfolio securities increased to $2,859,707 in 1995 as compared to $1,613,414 in 1994 and $1,184,121 in 1993, due to the increase in amounts invested in interest and dividend-bearing portfolio securities during 1995 and 1994. The Fund also received $593,665 in dividends and payments to induce the Fund to convert preferred stock to common stock of one portfolio company in 1995, which had paid none in 1994 or 1993. In addition, the Fund accrued $185,850 of interest income on one portfolio security in 1995 which had been completely reserved in 1994 as uncollectible. Interest income from temporary cash investments was $215,527 in 1995, $307,722 in 1994 and $368,289 in 1993.
The decrease in 1995 as compared to 1994 and 1993 was a result of lower investable balances throughout the year.

      The net investment losses in 1995 and 1993 were primarily attributable to the accrual of $1,277,595 and $1,947,330, respectively, in deferred management incentive fees caused by the realized gains from the sales of portfolio securities in 1995 and an increase in the net unrealized appreciation of portfolio securities during 1993. Also, in 1993, the Fund recorded non-recurring expenses of $454,040 related to the Merger.

      Mailing, printing and other expenses increased to $338,434 during 1995, as compared to $165,330 during 1994 and $171,308 during 1993, due to the higher cost for the preparation and distribution of the annual report and proxy statement for the annual shareholder meeting held in June 1995. Interest expense increased to $318,048 in 1995 as compared to $135,252 in 1994 and $157,317 in 1993, due to the increase of the average daily balances outstanding on the lines of credit to $2,839,315 in 1995, from $994,520 in 1994 and $821,918 in 1993.

      The Investment Adviser receives management fee compensation at an annual rate of 2% of the net assets of the Fund. Such fees amounted to $1,237,775, $1,212,457 and $1,243,559 in 1995, 1994 and 1993, respectively.

      The Investment Adviser also receives or must reimburse a management incentive fee equal to 20% of net realized capital gains less unrealized capital depreciation, computed on a cumulative basis over the life of the Fund. Incentive fee reimbursements of $203,250 were received during the year ended December 31, 1993. Deferred management incentive fee expense (income) for 1995, 1994 and 1993 totaled $1,277,595, $(582,622) and $1,947,330, respectively. The deferred management incentive fee expense (income) relates to the increase (decrease) in net unrealized appreciation of portfolio securities and will not be paid until such appreciation is realized.

REALIZED GAINS AND LOSSES ON SALES OF PORTFOLIO SECURITIES

      During the year ended December 31, 1995, the Fund realized net capital gains of $7,668,524 from the sale of securities of six Portfolio Companies. The Fund sold 116,590 shares of Allied Waste Industries, Inc. common stock for $1,049,310, realizing a capital gain of $490,032; 96,000 shares of Garden Ridge Corporation common stock for $2,928,000, realizing a capital gain of $2,906,667; 175,000 shares of NCI Building Systems, Inc. common stock for $3,064,685, realizing a capital gain of $2,785,063; 30,000 shares of Tech-Sym Corporation for $909,433, realizing a capital gain of $801,142 and 49,444 shares of USA Waste Services, Inc. for $899,218, realizing a capital gain of $685,620.

                                        9

      During the year ended December 31, 1994, the Fund realized $350,309 of net capital losses from the sale of its investments in the securities of five Portfolio Companies. During 1994 the Fund sold 37,501 shares of NCI for $637,517, realizing a net capital gain of $577,596 on such sale. In addition, the Fund received $213,944 from the escrow account related to the sale of Denver Technologies, Inc. and received a final payment of $22,138 related to the sale of Gulf Coast Entertainment Corporation. Such amounts were recorded as capital gains. On July 19, 1994, the Fund sold its investment in MidCon Bottlers, L. P. for $950,000, realizing a $910,968 capital gain. The Fund also sold 28 shares of Travis International, Inc. preferred stock for $28,000 and 5,855 shares of Garden Ridge Corporation common stock for $5,855, in each case at the Fund's cost. During 1994, a loss of $2,074,955 on the Fund's investment in Springtime, Inc. I, was realized when Springtime declared bankruptcy.

      During the year ended December 31, 1993, the Fund realized $2,457,906 of net capital losses from the sale or disposition of its investments of nine Portfolio Companies. The Fund sold 223,333 shares of A.C. Liquidating Corporation, 228,076 shares of EnClean, Inc., 441,776 shares of NCI Building Systems, Inc., 427,000 shares of Springtime, Inc. I, 20,000 shares of USA Waste Services, Inc., 50,000 shares of Williams & Mettle Co. and 8,439,739 shares of Yellow Cab Service Corporation ("Yellow Cab"), realizing net capital gains (losses) of $(1,449,999), $(4,898), $4,725,580, $(1,070,607), $182,350,
$(944,500) and $(4,369,692), respectively. The Fund also wrote off its remaining 514,887 shares of A.C. Liquidating Corporation common stock realizing a capital loss of $316,140. In addition, $710,000 and $80,000 of payments were received from Gulf Coast Entertainment Corporation and La Prairie, Inc. and recorded as capital gains.

UNREALIZED APPRECIATION AND DEPRECIATION OF PORTFOLIO SECURITIES

      Net unrealized appreciation on investments decreased $1,280,549 during the year ended December 31, 1995, from $9,255,817 to $7,975,268. Such net decrease resulted from increases in the estimated fair value of securities of six of the Fund's Portfolio Companies aggregating $13,601,466, decreases in the estimated fair value of securities of five portfolio Companies aggregating $10,971,005 and the transfer of $3,911,010 in net unrealized appreciation to net realized gains from the sale of investments in five companies.

      Net unrealized appreciation on investments decreased $2,562,801 during the year ended December 31, 1994, from $11,818,618 to $9,255,817. Such net decrease resulted from increases in the estimated fair value of securities of four of the Fund's Portfolio Companies aggregating $5,432,740, decreases in the estimated fair value of securities of ten Portfolio Companies aggregating $9,041,307 and a net transfer of $1,045,766 from unrealized losses to realized losses from the disposition of investments in three companies.

      Net unrealized appreciation on investments increased $11,178,304 during the year ended December 31, 1993, from $640,314 to $11,818,618. Such net increase resulted from increases in the estimated fair value of securities of ten of the Fund's Portfolio Companies aggregating $11,498,594, decreases in the estimated fair value of securities of six Portfolio Companies aggregating $4,573,073 and a net transfer of $4,252,783 from unrealized to realized losses from the disposition of investments in seven companies.

DIVIDENDS

      The Fund declared dividends of $5,814,990 ($2.00 per share), $763,268 ($0.25 per share) and $2,049,038 ($0.68 per share) during 1995, 1994 and 1993, respectively. The Fund adopted a policy effective in 1995, to make dividend distributions of at least $0.50 per share on an annual basis. In the event that taxable income, including realized capital gains, exceeds $0.50 per share in any year, additional dividends may be declared to distribute such excess. The 1994 dividend was paid in cash and represented a return of capital. The 1995 and 1993 dividends, which represented the Fund's net capital gains for tax purposes, were paid in additional shares of common stock or in cash by specific election of the shareholders in December 1995 and January 1994. The Fund paid $2,753,180 and $662,594 in cash and issued 231,080 and 85,981 additional shares of stock at $13.25 and $16.125 per share, in December 1995 and January 1994, respectively, in connection with such dividends.

                                       10
PORTFOLIO INVESTMENTS

      During the year ended December 31, 1995, the Fund invested $11,917,308 in five new Portfolio Companies and made follow-on investments in seven Portfolio Companies of $2,734,411, including $865,909 in accrued interest and dividends and conversion inducement payments received in the form of additional portfolio securities.

      On May 9, 1995, Garden Ridge Corporation ("GRDG") effected a 4.5-for-1 stock split of its outstanding common stock in connection with an initial public offering ("IPO") of its common stock. The number of shares held by the Fund has been adjusted to reflect such stock split. During June 1995, the fund exercised warrants and options to acquire an additional 107,694 shares of GRDG common stock for $407,172. Concurrent with the IPO, GRDG redeemed the 59,207 shares of preferred stock for $355,242 and repaid the $3,195,671 in subordinated notes held by the Fund.

      On June 30, 1995, CogniSeis Development, Inc. was merged into Tech-Sym Corporation. The Fund received 62,759 shares of Tech-Sym Corporation common stock in a tax-free exchange for its CogniSeis Development, Inc. common stock. In addition, on June 30, 1995, Allied Waste Industries, Inc. ("Allied") repaid in full the $1,000,000 bridge note owed to the Fund. The accrued interest of $67,494 on the bridge loan was paid to the Fund in August 1995 in the form of 13,864 shares of Allied common stock.

      In May 1995, the Fund invested $271,000 in Midway Airlines Corporation ("Midway") in exchange for a 12% subordinated note and $71,000 in A. C. Liquidating Corporation. in exchange for a 10% promissory note. In connection with the Midway note, the Fund received warrants to buy up to 203,250 shares of Class C common stock of Midway for $.01 per share through April 2002. During June 1995, the Fund reacquired 80,662 shares of Class C common stock and 48,990 shares of junior preferred stock of Midway which it had previously recorded as sold under a contract for sale to certain other shareholders of Midway.

      In July 1995, the Fund acquired 67,500 shares of Series B senior convertible preferred stock of Industrial Equipment Rentals, Inc. ("IER") for $250,050 and advanced $499,950 to IER in exchange for a 9% senior subordinated debenture.

      During the third quarter of 1995, the Fund advanced an additional $100,000 to Williams & Mettle Co. on the junior participation prime + 1.75% note. In addition, the Fund's $204,750 in accrued interest receivable on the Williams & Mettle Co. 12% subordinated promissory note was rolled into a new $677,250, 12% subordinated promissory note.

      In September 1995, the Fund acquired 2,986,408 shares of common stock and 3,705,900 shares of Series B preferred stock of Strategic Holdings, Inc., for $2,986,408 and $3,705,900, respectively. In addition, the Fund acquired 1,000 shares of SMIP, Inc. for $150,000 and invested $175,000 in a 15% promissory note of SMIP, Inc. Strategic Holdings, Inc. was formed to acquire Strategic Materials, Inc., formerly known as Allwaste Recycling, Inc., the glass recycling division of Allwaste, Inc.

      In October 1995, the Fund invested $2,600,000 in exchange for a 36.11% limited partnership interest in Summit/DPC Partners, L. P., a limited partnership created to invest in DPC Acquisition Corp., which was created to acquire Doane Products Company, which is believed to be the largest manufacturer in the United States of dry pet food for private label customers. Summit currently owns approximately 17.5% of the equity of DPC Acquisition Corp.

      During December 1995, the Fund invested $2,250,000 in Carruth-Doggett Industries, Inc. ("CDI"), in exchange for a 10% senior subordinated promissory note. In addition, the Fund received warrants to buy 33,333 shares of common stock of CDI for $.01 per share through December 14, 2005, and 333 shares of common stock of CDE Corp for $.01 per share through December 14, 2005. CDI operates five Case Equipment dealerships in and around the Houston area.

                                       11

      In December 1995, the Fund advanced $50,000 on a $200,000 prime rate promissory note to American Residential Services, Inc., a company formed to acquire existing businesses which provide plumbing, heating and air conditioning and electrical services to the residential community.

      On December 31, 1995, the Fund converted its Series C, Series D and 9% cumulative preferred stock of Allied Waste Industries, Inc. ("AWIN") into 149,250, 398,335 and 421,802 shares of AWIN common stock, respectively. In addition, the Fund exercised its warrants to buy 48,438 and 22,000 shares of AWIN common stock for $175,830 and $93,500 respectively.

      Also on December 31, 1995 the Fund converted its Series A and Series B preferred stock of Champion Healthcare Corporation ("CHC") into 603,327 and 58,404 shares of CHC common stock respectively. In addition, the Fund received 171,921 shares of CHC common stock, valued at $593,665, in payment of preferred stock dividends and as inducement to enter into the transaction and to forego any additional dividends on the Series C and Series D preferred stock of CHC.

      During the year ended December 31, 1994, the Fund made follow-on investments of $9,532,649 in nine Portfolio Companies.

      During the year ended December 31, 1993, the Fund made follow-on investments of $11,285,430 in six Portfolio Companies and invested $3,974,700 in two new Portfolio Companies.

      For a description of the business of each Portfolio Company in which the Fund has invested, see "Current Portfolio Companies".

      Of the companies in which the Fund has investments at December 31, 1995, only AWIN, CHC, Drypers Corporation, GRDG, NCI Building Systems, Inc., Sports and Leisure and Tech-Sym Corporation are publicly-held. The others each have a small number of shareholders and do not generally make financial information available to the public. However, each company's operations and financial information are reviewed by Management to determine the proper valuation of the Fund's investment. See "Valuation".

SUBSEQUENT EVENTS

      Subsequent to December 31, 1995, the Fund sold 32,759 shares of Tech-Sym Corporation for $1,029,900, realizing a net capital gain of $911,655 on such sale.

      On January 2, 1996, the Fund exercised its warrants to acquire 163,044 shares of AWIN on a net exercise basis. This resulted in the Fund receiving 56,054 shares of AWIN, which were paid for by tendering the remaining 106,990 shares to AWIN. On January 26, 1996, the Fund sold the 56,054 shares of common stock along with an additional 70,000 shares of AWIN common stock in AWIN'S secondary stock offering. The Fund received proceeds of $813,679, resulting in a realized capital gain of $461,917.

      In January 1996, the Fund advanced an additional $100,000 to American Residential Services, Inc. pursuant to the terms of a $200,000 prime rate promissory note.

      Subsequent to December 31, 1995, the Fund repaid $61,900,000 of notes payable to the bank.

             MARKET FOR COMMON STOCK AND NET ASSET VALUE INFORMATION

      The Fund's outstanding shares of Common Stock are, and the Shares will be, listed for trading on the American Stock Exchange under the symbol "EQS". The Fund's shares commenced trading on the AMEX on September 11, 1992. The Fund had approximately 7,200 stockholders at February 16, 1996, 2,128 of which were registered holders. Registered holders do not include those stockholders whose stock has been issued in street name. The net asset value per share of the Fund's common stock at December 31, 1995, was $19.71.

      The following table shows for the period indicated (1) the high and low sales prices per share of the Fund's Common Stock on the AMEX, (2) the net asset value per share as determined on the Friday prior to the date of each price quotation, and (3) the discount to net asset value (expressed as a percentage) represented by the price quotation.

QUARTER ENDED              3/31/94      6/30/94      9/30/94     12/31/94       3/31/95       6/30/95      9/30/95      12/31/95
-------------              -------      -------      -------     --------       -------       -------      -------      --------
High Sales Price           $18.25       $15.50       $14.625      $13.875       $13.125       $14.75       $16.00        $15.875
Net Asset Value            $20.98       $20.38       $20.05       $20.29        $19.24        $21.48       $22.26        $22.22
Discount to Net
  Asset Value               13.0%        23.9%        27.1%        31.6%         31.8%         31.3%        28.1%         28.6%

Low Sales Price            $14.75       $13.25       $13.25       $12.625       $12.25        $12.25       $13.875       $13.00
Net Asset Value            $20.23       $19.81       $19.84       $19.76        $19.38        $19.54       $22.13        $19.79
Discount to Net
  Asset Value               27.1%        33.1%        33.2%        36.1%         36.8%         37.3%        37.3%         34.3%

      The closing sales price for the Common Stock price on AMEX on ____________, 1996, was $__.___ per share, the net asset value on such date was $__.___, and the discount to net asset value on such date was ___%.

      The shares of Common Stock have historically traded at a discount to net asset value. During portions of 1994 and 1995 the Fund repurchased shares in an effort to reduce the discount to net asset value. See "Repurchase of Shares" below. In the fourth quarter of 1994, the Fund also announced a policy of distributing a minimum of $.50 per share in dividends each year. In the event that taxable income, including realized capital gains, exceeds $0.50 per share in any year, additional dividends may be declared to distribute such excess.

      As a regulated investment company under Subchapter M of the Code, the Fund is required to distribute to its stockholders, in a timely manner, at least 90% of its taxable net investment income each year. In addition, if the Fund distributes in a timely manner, 98% of its taxable net capital gains and 98% of its taxable net investment income each year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible Federal excise tax on certain undistributed income of regulated investment companies. Under the 1940 Act, the Fund is not permitted to pay dividends to stockholders unless it meets certain asset coverage requirements. See "Tax Matters."

      The Fund reserves the right to retain net long-term capital gains in excess of net short-term capital losses for reinvestment or to pay contingencies and expenses. Such retained amounts, if any, will be taxed to the Fund as long-term capital gains and stockholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities. Stockholders also will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their undistributed capital gains and their tax credit.

      The Fund declared dividends of $5,814,990 ($2.00 per share) and $763,268 ($0.25 per share) during 1995 and 1994, respectively. The 1994 dividend was paid in cash and represented a return of capital. The 1995 dividend,

                                       13

which represented the Fund's capital gains for tax purposes, was paid in additional shares of Common Stock or in cash by specific election of the stockholders in December 1995. The Fund paid $2,753,180 in cash and issued 231,080 additional shares of stock at $13.25 per share in December 1995 in connection with such dividends.

      The Fund is investing in companies that it believes have a high potential for capital appreciation and the Fund intends to realize the majority of its profits upon the sale of its investments in portfolio companies. Consequently, most of the companies in which the Fund invests do not have established policies of paying annual dividends.

      To the extent that the Fund invests in interest-bearing subordinated debt securities or dividend paying preferred stock, the Fund will distribute net investment income earned on such investments from time to time, to the extent not retained for follow-on investments, expenses and contingencies. If net investment income is retained, the Fund will be subject to Federal income tax.

REPURCHASE OF SHARES

      The Fund is a closed-end, management investment company and as such its stockholders do not, and will not, have the right to redeem its shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund.

      Shares repurchased by the Fund are cancelled at the time of repurchase, but constitute authorized shares of the Fund available for reissuance.

      When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund.

      During the period from June 1994 through August 1995, the Fund repurchased an aggregate of 191,700 shares of its Common Stock at prices per share ranging from $12.375 to $14.75 in transactions effected on the AMEX pursuant to authorization by the Fund's Board of Directors. Such repurchases were effected at the then prevailing market price, and were not financed with any borrowings.

      The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board of Directors of the Fund will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.
                                       14

                                    THE OFFER

Terms of the Offer

      The Fund is issuing to Record Date Stockholders Rights to subscribe for the Shares. Each Record Date Stockholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one Share for each three Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on _____________, 1996, and ends at 5:00 p.m., New York time, on __________, 1996, unless extended by the Fund to a date not later than ___________, 1996, 5:00 p.m., New York time. See "Expiration of the Offer."

      In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him or her (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares that were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

      The directors and officers of the Fund, individually, as Record Date Stockholders, have advised the Fund that they intend to purchase Shares with an aggregate Subscription Price of up to $400,000 to the extent such Shares become available to them in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. Such over-subscriptions by such directors and officers may disproportionately increase their existing ownership, resulting in a higher percentage ownership of outstanding shares of the Fund. Any Shares so acquired by such directors or officers, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares so acquired, if such Shares are held for a period of less than six months, will be returned to the Fund.

      Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to such holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below.
Shares issued pursuant to an exercise of Rights will be listed on the AMEX.

      The Rights are transferable until the Expiration Date and have been admitted for trading on the AMEX. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the AMEX will begin three Business Days before the Record Date and may be conducted until the close of trading on the last AMEX trading day prior to the Expiration Date. Trading of the Rights on the AMEX will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last AMEX trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." Currently outstanding shares of Common Stock will begin trading Ex-Rights two Business Days prior to the Record Date. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than three Rights will be unable to exercise such

                                       15

Rights and will not be entitled to receive any cash in lieu of such fractional Shares. However, the Subscription Agent will automatically attempt to sell the number of Rights, which a Rights holder is unable to exercise for such reason, after return of a completed and fully exercised Subscription Certificate, and will remit the proceeds of any such sale net of commissions to the Rights holder. The underlying Shares will also be admitted for trading on the AMEX.

Purpose of the Offer

      The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and the stockholders to increase the assets of the Fund in order to repay indebtedness incurred by the Fund to make investments and to fulfill commitments that the Fund has made for follow-on investments. The increase in assets of the Fund should allow the Fund to increase the number of investments in its portfolio, resulting in more diversification of investments. The Offer seeks to reward existing stockholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring transaction costs associated with open market purchases. The distribution to stockholders of transferable Rights that themselves may have intrinsic value will also afford non-subscribing stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the possible dilution of their interests in the Fund. In addition, the increase in the net assets of the Fund may reduce the Fund's expense ratio, thus benefitting both participating and non-participating stockholders.

      The Fund's Investment Adviser will benefit from the Offer because the Investment Adviser's quarterly management fee is based on the net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $250,000. Three of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act. Two of these Directors, Sam P. Douglass and Nolan Lehmann, could benefit indirectly from the Offer because of their relationships with the Investment Adviser. The other five Directors are not "interested persons" of the Fund. See "Management of the Fund" in the SAI. While it was cognizant of the possible participation of the directors of the Fund in the Offer as stockholders, the Fund's Board of Directors nevertheless concluded that the Offer was in the best interest of stockholders, since all stockholders of the Fund are treated equally under the terms of the Offer.

      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's board of directors that such offering would result in a net benefit to existing stockholders. The Fund's Board of Directors has made this determination with respect to the Offer.

Over-Subscription Privilege

      If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated first among Record Date Stockholders who subscribe for an aggregate of 250
                                       16

or fewer Shares (inclusive of Shares subscribed for by such Record Date Stockholders in the Primary Subscription). Shares remaining thereafter will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

      The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over- Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

 Holder's Record Date Position
-------------------------------
 Total Record Date Position            X           Excess Shares Remaining
 of all Over-Subscribers

      The Fund will not offer or sell any Shares that are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

      The Subscription Price for the Shares to be issued pursuant to the Rights will be $_____.

      The Fund announced the Offer after the close of trading on the AMEX on ___________________, 1996. The net asset value per share of Common Stock at the close of business on _____________, 1996, and _____________, 1996, was $__.__
and $__.__, respectively. The last reported sale price of a share of the Fund's Common Stock on the AMEX on those dates was $__.__ and $__.__, respectively, representing a __._% discount and a __._% discount, respectively, in relation to the net asset value per share of Common Stock at the close of business on such dates.

Sales by Subscription Agent

      Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold must be received by the Subscription Agent on or before _____________, 1996. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders and the Subscription Agent will remit the proceeds of the purchase or sale, net of commissions, to the Record Date Stockholder three Business Days following the date of such purchase or sale. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. In addition, upon return of a completed and fully exercised Subscription Certificate, the Subscription Agent will automatically attempt to sell any Rights a Rights holder is unable to exercise because such Rights will represent the right to subscribe for less than one Share. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights and neither
                                       17

the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the AMEX.

Method of Transferring Rights

      The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights). In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

      Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by such new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

      Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

      The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights". The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a DTC Participant Over-Subscription Form, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.

Expiration of the Offer

      The Offer will expire at 5:00 p.m., New York time, on __________________, 1996, unless extended by the Fund to a date not later than _______________, 1996, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.

Information Agent

      The Information Agent is MacKenzie Partners, Inc. Any questions or request for assistance or materials may be directed to the Information Agent at its telephone number and address listed below:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (800) 322-2885

                                       18

      The Information Agent will receive a fee estimated to be $15,000 and reimbursement for all out-of-pocket expenses related to the Offer.

      Stockholders may also contact their brokers or nominees for information with respect to the Offer.

Subscription Agent

      The Subscription Agent is First Interstate Bank of Texas, N.A. The Subscription Agent will receive from the Fund an amount estimated to be $100,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar. Inquiries to the Subscription Agent should be directed to First Interstate Bank of Texas, N.A., Institutional Trust Department, P.O. Box 4441, MS 189, Houston, Texas 77201-4441, (telephone (800) 507-9357. Facsimile telephone number for Notices of Guaranteed Delivery is (212) 815-6213.

Method of Exercise of Rights

      Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than three Rights will not be able to exercise such Rights. The Subscription Agent will automatically attempt to sell the number of Rights that a Rights holder is unable to exercise for this reason after return of a completed and fully exercised Subscription Certificate and will remit the proceeds of such sale net of commissions to the Rights holder.

      Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to First Interstate Bank of Texas, N.A., Houston, Texas, Attention:
Tender and Exchange Department at the following address:

If By Mail:                    First Interstate Bank of Texas, N.A.
                               Tender and Exchange Department
                               P.O.Box 11248
                               Church Street Station
                               New York, New York 10286-1248.

If By Hand or
Overnight Courier:             First Interstate Bank of Texas, N.A.
                               Tender and Exchange Department
                               101 Barclay Street
                               Receive and Deliver Window
                               Ground Level
                               New York, New York 10286

Payment of Shares

      Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

       (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by telegram or otherwise

                                       19

from a bank, a trust company, or a New York or American Stock Exchange member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the fifth Business Day after the Expiration Date. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (212) 815-6213; telephone number to confirm receipt is (212) ___-____).

       (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $___.___ per Share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO "FIRST INTERSTATE BANK OF TEXAS, N.A., AS RIGHTS AGENT FOR EQUUS II INCORPORATED," AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Stockholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Stockholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Stockholder exceeds the amount necessary to purchase the number of shares of Common Stock for which the Record Date Stockholder has indicated an intention to subscribe, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

      Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the fifth Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Stockholders of their Over-Subscription Privileges, will be mailed by the Subscription Agent to such holder within fifteen Business Days after the Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to "First Interstate Bank of Texas, N.A., as Rights Agent for Equus II Incorporated."

      Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

      A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

                                       20

      If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

      Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

      The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

      THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

      All questions concerning the timeliness, validity, form, and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.

      Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Stock Certificates

      Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.
                                       21
Federal Income Tax Consequences

      For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to holders of the Common Stock, and no loss will be realized if the Rights expire without exercise.

      With respect to Rights issued to Record Date Stockholders that are subsequently exercised or disposed of, if the fair market value of the Rights on the date of distribution is equal to 15 percent or more of the fair market value of the Common Stock, the adjusted basis in the Rights exercised or disposed of is determined by allocating the adjusted basis in the Common Stock with respect to which the distribution is made between such Rights and such Common Stock in proportion to their fair market value on the date of distribution (the "General Rule"). In these circumstances, the adjusted basis in the Shares acquired through exercise of the Rights is the Subscription Price plus the adjusted basis in the Rights exercised. If the fair market value of the Rights on the date of distribution is less than 15 percent of the fair market value of the Common Stock on that date, in the absence of an election to apply the General Rule, the adjusted basis in the Rights exercised or disposed of is zero, and the adjusted basis in the newly acquired Common Stock is the Subscription Price. An election to apply the General Rule should be made in the form of a statement attached to the stockholder's tax return for the year in which the Rights were received and must be made with respect to all Rights received in this distribution. The election, once made, is irrevocable with respect to these Rights.

      With respect to Rights that are purchased, the basis in the Rights is their cost, and the basis of the newly acquired Shares issued upon exercise of such Rights is the Subscription Price for the newly acquired Shares plus the basis in the Rights exercised. If any purchased Rights expire without exercise, the Rights holder will recognize a short-term capital loss.

      If Rights are sold, the gain or loss will be the difference between their adjusted basis and their sale price. The gain or loss recognized upon the sale of the Rights will be capital gain or loss if the Rights were held as a capital asset at the time of sale and will be long-term capital gain or loss if the Rights are deemed to have been held at the time of sale for more than one year. The holding period for the Rights that are sold includes the holding period of the Common Stock in respect of which the Rights were distributed.

      The holding period for a Share acquired upon exercise of a Right begins with the date of exercise. The gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held at the time of sale for more than one year.

      The foregoing is a general summary of the applicable provisions of the Code and United States Treasury regulations presently in effect, and does not cover state or local taxes. The Code and such regulations are subject to change by legislative or administrative action. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them with respect to exercise or transfer of Rights.

Employee Plan Considerations

      Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans") should be aware that additional contributions of cash in order to exercise Rights would be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

                                       22

      Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

      ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering shares of securities).

      Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Dilution

      An immediate dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $_____ is ___% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $____ per share.


                                 USE OF PROCEEDS

      The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $____________________, after deducting expenses payable by the Fund estimated at approximately $220,000. The
Investment Adviser anticipates that such proceeds will be used to by the Fund to repay indebtedness incurred by the Fund to make new investments and to fulfill commitments that the Fund made for follow-on investments. Pending such investment, in accordance with the Fund's investment objectives and policies, the proceeds will be held in securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies and other short-term money market instruments. See "Investment Objective and Policies -- Temporary Investments."


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investors should consider the following risk factors and special considerations associated with an exercise of Rights and an additional investment in the Fund.

Long-Term Objective

      The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. The portfolio securities acquired by the Fund generally require four to seven years to reach maturity and generally are illiquid. An investment in shares of the

                                       23

Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.

Non-Diversified Status

      The Fund is classified as a "non-diversified" investment company under the Act, which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. See "Tax Matters." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in cash, cash equivalents, and U.S. Government Securities are not subject to these limitations. To the extent the Fund takes large positions in the securities of a small number of issuers, the Fund's net asset value and the market price of its Common Stock may fluctuate as a result of changes in the financial condition or in the market's assessment of such issuers to a greater extent than that of a diversified investment company.

Number of Investments; Industry Concentration

      The Fund is limited in the amount of its assets it may invest in any one portfolio company. Generally, the Fund does not intend to initially invest more than 15% of the value of its assets in a single portfolio company. However, follow-on investments may result in greater than 15% of the Fund's assets being invested in a single portfolio company. While these restrictions limit the exposure of the capital of the Fund in any single investment, the Fund's capital will be invested in a limited number of portfolio companies and financial difficulty on the part of any single portfolio company will expose it to a greater risk of loss than would be the case if it were a "diversified" company holding numerous investments. The Fund currently has investments in 21 portfolio companies, of which four exceed 10% of the value of its net assets.

      The Fund intends to spread its investments among several industries. Although Management does not intend to invest more than 25% of the Fund's assets in portfolio companies in a particular industry or to otherwise concentrate in any one or a few industries, if the most attractive investments available to Management and the Fund are concentrated in a small number of industries, the Fund's portfolio may become concentrated in those industries. In such event, the Fund would be exposed to the risk of adverse developments in or affecting any single industry to a greater extent than if its investments were dispersed over a greater variety of industries.

Leveraged Portfolio Investments

      While leveraged buyout investments and investments in highly leveraged companies offer the opportunity for significant capital gains and current income, such investments involve a high degree of business and financial risk and can result in substantial losses. The Fund's portfolio companies incur substantial indebtedness in connection with leveraged buyout or other highly leveraged transactions. Such indebtedness generally represents from 66% to 90% of the capitalization of a portfolio company. See "The Fund -- Investment Objective and Policies." In the event a portfolio company cannot generate adequate cash flow to meet the principal and interest payments on such indebtedness, the Fund's equity investment could be reduced or eliminated through foreclosure on the portfolio company's assets or the portfolio company's reorganization or bankruptcy.

      A substantial portion of the indebtedness incurred by portfolio companies may bear interest at rates that will fluctuate in accordance with a stated interest rate index or the prime lending rate. The cash flow of a portfolio company may not be sufficient to meet increases in interest payments on its indebtedness. Accordingly, the
                                       24

profitability of the Fund's portfolio companies, as well as appreciation of the investments in such companies, will depend in a significant part upon prevailing interest rates.

Lack of Liquidity of Portfolio Investments

      The portfolio investments of the Fund consist principally of securities that are subject to restrictions on sale because they were acquired from the issuer in "private placement" transactions or because the Fund is deemed to be an affiliate of the issuer. Generally, the Fund will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act, and applicable state securities law or unless an exemption from such registration requirements is available. The securities acquired by the Fund generally will not qualify for sale under Rule 144 under the Securities Act, which permits limited sales under specified conditions. When restricted securities are sold to the public, the Fund may be deemed an "underwriter" or possibly a controlling person with respect thereto for the purpose of the Securities Act and may be subject to liability as such under the Securities Act.

      In addition, contractual or practical limitations may restrict the Fund's ability to liquidate its securities in portfolio companies since in most cases the securities of such companies will be privately held and the Fund may own a relatively large percentage of the issuer's outstanding securities. Sales may also be limited by securities market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular industries. Furthermore, since many or all of the Fund's investments will be unrated, certain potential buyers who are restricted to making investments in rated securities may not be available to purchase any such investment. The above limitations on liquidity of the Fund's securities could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

      The Fund may, upon (i) the determination of the Board of Directors of the Fund that it would not be in the best interest of the stockholders of the Fund to liquidate such securities and distribute the proceeds thereof, and (ii) the receipt of a no-action letter or exemptive order from the Commission, make distributions in kind of the portfolio securities of the Fund as the Board of Directors of the Fund deems advisable. Distributions of securities in kind will be made only of marketable securities and to the extent permitted under applicable federal and state securities laws. The sale of any securities distributed in kind to stockholders may be subject to the same legal, contractual and practical limitations described above that apply to the Fund. Transfer of such securities may be legally restricted, there may be no public market for such securities, each stockholder will hold a relatively small percentage of such securities, and each stockholder will bear the brokerage and other expenses involved in disposing of such securities.

Need for Follow-on Investments

      After its initial investment in a portfolio company, the Fund may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment in a successful situation, e.g., the exercise of a warrant to purchase common stock. See "The Fund -- Investment Objective and Policies." There is no assurance that the Fund will make, or have sufficient funds to make, follow-on investments. Any decision by the Fund not to make a follow-on investment or any inability on its part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for the Fund to increase its participation in a successful operation and may dilute the Fund's equity interest in or reduce the expected yield on its investment.

Competition for Investments

      The Fund encounters competition from other persons or entities with similar investment objectives. These competitors include leveraged buyout partnerships, other business development companies, investment partnerships and corporations, small business investment companies, large industrial and financial companies investing directly or through affiliates, foreign investors of various types and individuals, and may include Management or their

                                       25

affiliates. Some of these competitors may have greater financial resources and more personnel than the Fund and/or the Investment Adviser and may be subject to different and frequently less stringent regulation.

Borrowing

      The Fund may borrow funds to make new or follow-on investments, to maintain its pass-through tax status as a regulated investment company under Subchapter M of the Code or to pay contingencies and expenses. The Fund is permitted under the 1940 Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the 1940 Act) of at least 200%. That is, the Fund may borrow funds in an amount up to 50% of the value of its assets (including investments made with borrowed funds). The amount and nature of any Fund borrowings will depend upon a number of factors over which neither the Board of Directors nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the stockholders. See "The Fund -- Investment Objective and Policies -- Borrowing."

      The use of leverage, even on a short-term basis, could have the effect of magnifying increases or decreases in the Fund's net asset value. While the "spread" between the current yield on the Fund's investments and the cost of any loan would augment the stockholders' return from the Fund, if the spread narrows (because of an increase in the cost of debt or insufficient income on the Fund's investments), distributions to the stockholders would be adversely affected. If the spread were reversed, the Fund might be unable to meet its obligations to its lenders, which might then seek to cause the Fund to liquidate some or all of its investments. There can be no assurance that the Fund would realize full value for its investments or recoup all of its capital if its portfolio investments were involuntarily liquidated.

      The costs of borrowing money may exceed the income from the portfolio securities purchased by the Fund with the borrowed money. The Fund will suffer a decline in net asset value if the investment performance of the additional securities purchased with borrowed money fails to cover their cost to the Fund (including any interest paid on the money borrowed). A decline in net asset value could affect the ability of the Fund to make distributions on the Common Stock. Failure by the Fund to distribute a sufficient portion of its net investment income and net realized capital gains could result in a loss of pass-through tax status or subject the Fund to a 4% excise tax. See "Tax Matters." If the asset coverage for debt securities issued by the Fund declines to less than 200 percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

      Because of the nature and size of its portfolio investments, the Fund borrows money from time to time to make qualifying investments to maintain its tax status under the Code. There can be no assurance that debt financing will be available on terms that the Board of Directors considers to be acceptable and in the best interests of the Fund. If borrowing is unavailable, the Fund may be required to make an untimely disposition of an investment or lose its pass-through tax status. See "Loss of Conduit Tax Treatment" below.

Loss of Conduit Tax Treatment

      The Fund may cease to qualify for conduit tax treatment if it is unable to comply with the diversification requirements contained in Subchapter M of the Code. Subchapter M requires that at the end of each quarter (i) at least 50% of the value of the Fund's assets must consist of cash, government securities and other securities of any one issuer that do not represent more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer (other than United States government securities), or of two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or businesses. The Fund will borrow funds if necessary to make qualifying investments to satisfy the foregoing diversification requirements. If the Fund fails to satisfy such diversification requirements and ceases to qualify for conduit tax treatment, the Fund will be subject to income tax on its income and gains and stockholders will be subject to income tax on distributions.

                                       26

      The Fund may also cease to qualify for conduit tax treatment, or be subject to a 4% excise tax, if it fails to distribute a sufficient portion of its net investment income and net realized capital gains. Under the 1940 Act, the Fund will not be permitted to make distributions to stockholders unless it meets certain asset coverage requirements.
See "Tax Matters" and "Regulation" in the SAI.

Market Value and Net Asset Value

      The shares of Common Stock are listed on the AMEX. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. The Fund's shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. For information concerning the trading history of the Fund's shares, see "Market for Common Stock and Net Asset Value Information."

      The Fund may attempt from time to time to reduce or eliminate a market value discount from the net asset value of its shares by repurchasing shares on the open market when it can do so at prices below the then current net asset value or by making a tender offer at net asset value. The Fund may incur debt to finance these transactions. During 1994 and 1995, the Fund purchased 191,700 shares of Common Stock on the open market. There can be no assurance that the prospect of repurchases of shares through open market purchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value. See "Market for Common Stock and Net Asset Value Information - Repurchase of Shares."

Valuation of Investments

      Portfolio investments are carried at fair value with the net change in unrealized appreciation or depreciation included in the determination of net assets. Investments in companies whose securities are publicly traded are valued at their quoted market price, less a discount to reflect the estimated effects of restrictions on the sale of such securities, if applicable. Cost is used to approximate fair value of other investments until significant developments affecting an investment provide a basis for use of an appraisal valuation. Thereafter, portfolio investments are carried at appraised values as determined quarterly by ECC, subject to the approval of the Board of Directors. Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, ECC's estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities.

Repurchase Agreements

      For cash management purposes, the Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising
                                       27

its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Regulation

      The Fund has elected to be treated as a business development company under the 1940 Act. The 1940 Act imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of their investments, their use of borrowed funds for Fund purposes and their issuance of securities, options, warrants or rights, and requires that a majority of the Directors be individuals who are not "interested persons" of the Fund as defined under the 1940 Act. Such restrictions may prohibit the purchase of certain investments by the Fund that would otherwise be suitable for investment by the Fund or render such purchases inadvisable. See "Regulation" in the SAI.

      Because there are no judicial and few administrative interpretations of the provisions of the 1940 Act pertaining to business development companies, there is no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Fund's investment objectives and intended manner of operation. In the event that the Board of Directors of the Fund determines that the Fund cannot economically pursue its investment objective under the 1940 Act, they may at some future date decide to withdraw the Fund's election to be treated as a business development company and convert the Fund into a management investment company or an operating company not subject to regulation under the 1940 Act, or cause the Fund to liquidate. These changes may not be effected without the approval of a majority of the shares of the Fund. See "The Fund -- Investment Objective and Policies."

Dilution

      An immediate dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $_____ is ___% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $____ per share.

                                    THE FUND
GENERAL

      The Fund, incorporated in Delaware on August 16, 1991, is a non-diversified, closed-end management investment company that has elected to be a business development company under the 1940 Act. The Fund's Common Stock is traded on the AMEX under the symbol "EQS." The Fund was organized as a successor corporate business development company to the Partnership pursuant to a reorganization in which all of the assets and liabilities of the Partnership were transferred to the Fund on July 1, 1992, in exchange for shares of Common Stock of the Fund. On June 30, 1993, Equus Investments Incorporated ("EQI"), a Delaware corporation and successor
                                       28

business development company to Equus Investments I, L.P. was merged with and into the Fund. References to the Fund are intended to include the Partnership and EQI and its predecessor where the context requires.

                        INVESTMENT OBJECTIVE AND POLICIES

      General

      The Fund's primary investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective principally by making investments in equity and equity-oriented securities issued by privately-owned companies ("portfolio companies") in transactions negotiated directly with such companies and subsequently disposing of such investments. The Fund seeks to invest primarily in small and medium-sized companies located in the United States that intend to acquire other businesses including through leveraged buyouts. The Fund may invest in recapitalizations of existing businesses or special situations from time to time. The Fund's investments in portfolio companies consist principally of equity securities such as common or preferred stock or debt combined with warrants, options, or rights to acquire common or preferred stock. Current income is not a significant factor in the selection of investments.

      The Fund has elected to be treated as a business development company under the 1940 Act. The Fund will not withdraw such election or change its objective of primary investment objective unless, in either case, such action is authorized by the vote of a majority of the shares of the Fund. ALL OTHER INVESTMENT POLICIES OF THE FUND MAY BE CHANGED WITHOUT A VOTE OF STOCKHOLDERS.

      As a business development company, the Fund is limited in its choice of investments under the 1940 Act. The Fund will not purchase any securities on margin (except for the use of short-term credit necessary for the clearance of transactions), make short sales of securities, purchase or sell commodities or commodity contracts, write put or call options, purchase or sell real estate (except in connection with leveraged buyout transactions) or real estate mortgage loans, lend its portfolio securities to any other person or enter into repurchase agreements with respect to its portfolio securities. See "Regulation" in the SAI.

      Portfolio Companies

      The Fund principally makes equity and equity-oriented investments in negotiated private transactions in companies located in the United States that intend to acquire other businesses including through leveraged buyouts.

      The Fund may make equity and equity-oriented investments in new companies or companies in an early stage of development that the Investment Adviser believes have significant growth and profit potential. The Fund may also make investments in other companies that are marginally profitable or incurring losses, that have negative net worth or that are involved in bankruptcy, reorganization or similar proceedings. Such investments would involve businesses that the Investment Adviser believes have turnaround potential through the infusion of additional working capital and strengthened management. Investment in such companies could involve additional elements of risk. Investments in such special situations will be made only where the Investment Adviser has a specific plan to improve the operating performance of such companies. It is expected that the aggregate amount of investments by the Fund of the types described in this paragraph will represent less than 15% of the total amount of the net assets of the Fund.

      Although investments will be sought on a nationwide basis, it is expected that the Fund's portfolio companies will be concentrated in the southwestern United States because of the Investment Adviser's location and business contacts and experience.
                                       29

      Investment Practices

      Substantially all of the net assets of the Fund are invested or committed to be invested in securities of portfolio companies. The Fund's investments in portfolio companies are usually structured in private transactions negotiated directly with the owner or issuer of the securities acquired. Such securities consist principally of common stock and preferred stock, but may also include equity-oriented securities such as debt securities convertible into common or preferred stock, or a combination of debt and equity securities, warrants, options and other rights to acquire such securities or partnership interests.

      A portion of the Fund's investments in a portfolio company may involve the purchase of short-term or long-term notes or debentures. Such debt instruments may be subordinated to one or more classes of senior indebtedness of the portfolio company (such as funds borrowed from financial institutions) and generally be convertible into common or preferred stock of the portfolio company or have warrants or options issued in connection therewith which will enable the Fund to purchase shares of common or preferred stock at a future date.

      The Fund concentrates its investment efforts on companies of a type and size that, in the Investment Adviser's view, provide opportunities for significant capital appreciation, relative ease of acquisition and disposition, reduced competition for investment and prudent diversification of risk.

      The enterprise value of a portfolio company typically ranges from $15,000,000 to $75,000,000 at the time of the Fund's initial investment. The Fund's initial equity investment in a portfolio company typically ranges from $2,000,000 to $7,000,000. The balance of the purchase price of a portfolio company is supplied by debt financing and other equity investors, if necessary.

      The Fund attempts to reduce certain of the risks inherent in leveraged and private equity-oriented investments (see "Risk and Other Important Factors") by investing in a portfolio of companies involved in different industries. The Fund has limited its initial investment (whether in the form of equity or debt securities, commitments to purchase securities or debt guaranties) in portfolio companies to 15% of the Fund's net assets. However, if a follow-on investment is available or required, as discussed below, the Fund's investment in a particular portfolio company may exceed these initial investment limitations. Also, investments in certain portfolio companies may be in excess of the Fund's initial investment limitations due to increases in the value of such investments.

      The Fund has qualified for the tax treatment applicable to regulated investment companies under Subchapter M of the Code since its incorporation. Subchapter M provides that, in order to qualify as a regulated investment company, at the end of each quarter the Fund's portfolio must meet certain diversification requirements. See "Tax Matters" and "Risk and Other Important Factors - Loss of Conduit Tax Treatment." These diversification requirements may limit the Fund's ability to make new or follow-on investments upon the sale of other investments, since each new investment would require a revaluation of the Fund's total assets, including capital appreciation of existing investments. In addition, the 10% voting securities limitation may affect the size or type of equity investment that the Fund may make. The Fund may borrow funds to make investments to satisfy the foregoing diversification requirements. See "Tax Matters."

      The Fund makes equity investments as a sole investor, with other professional private equity investors or other persons. The Fund ordinarily is not the sole investor in a portfolio company. Joint equity participants may include the management of the portfolio company, other business development companies, small business investment companies, other institutional investors, and venture capital groups. See "Conflicts of Interest" in the SAI. The Fund currently co-invests in four portfolio companies with Equus Capital Partners, L.P. ("ECP"), an affiliated business development company, which investments represent 38% of the net assets of the Fund. The investment position of the Fund and its co-investors, if any, in portfolio companies will typically involve a substantial, and may constitute a controlling, interest in such companies.

                                       30

      Following its initial investment in a portfolio company, the Fund may be requested to make follow-on investments in the company. Follow-on investments may be made to take advantage of warrants or other preferential rights granted to the Fund or otherwise to increase the Fund's position in a successful or promising portfolio company. The Fund may also be called upon to provide additional equity or loans needed by a portfolio company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems. The Fund may make follow-on investments in portfolio companies from funds on hand. In addition, the Fund may borrow to raise all or a portion of the funds required to make follow-on investments. See "Borrowing" below. The total of the Fund's initial and follow-on investments in a single portfolio company may exceed the initial investment limitation described above.

      A portion of the Fund's investment in a portfolio company may take the form of a commitment by the Fund to invest funds in such portfolio company beyond the initial investment.

      Reference should be made to the SAI for additional information concerning the Fund's investment practices and co-investments.

      Borrowing

      The Fund may borrow funds to make new or follow-on investments, to maintain its pass-through tax status as a regulated investment company under Subchapter M of the Code or to pay contingencies and expenses. The Fund may also commit to invest funds in a portfolio company beyond its initial investment or guarantee the obligations of a portfolio company. The Fund is permitted under the 1940 Act to borrow funds in an amount not to exceed one-half of its available capital (an asset coverage ratio of 200%). The Fund may borrow funds in an amount up to 50% of the value of its assets (including investments made with borrowed funds). This may be done either through the issuance of debt securities or by obtaining loans from commercial banks or other sources. If the Fund borrows funds through the issuance of a "senior security representing indebtedness" (as defined in the 1940 Act), distributions to stockholders or the repurchase of shares is prohibited unless the Fund's asset coverage ratio is 200% at the time of the distribution or repurchase. See "Regulation" in the SAI. The amount and nature of any borrowings will depend on a number of factors over which neither the Fund nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets, and the impact of the financing on the tax treatment of the stockholders.

      Loans obtained or debt securities issued by the Fund may provide for interest payable at a floating rate (for example, linked to prime or commercial rates) or a fixed rate on funds drawn down and a standby commitment fee applied to any portion of the lending commitment not drawn down. The Fund also expects that, as a condition to lending, lenders to the Fund may place restrictions on the Fund, which may include reserve requirements or operating restrictions, and may limit the ability of the Investment Adviser to control investments or their refinancing and the ability of the Fund to make distributions to stockholders.

      Although the use of leverage entails certain risks, it also enables the Fund to better control the timing of its purchases and sales of investments by increasing the Fund's liquidity. There can be no assurance that the Fund will borrow when considered desirable. The Fund may not be able to arrange debt financing on terms acceptable to the Board of Directors, or the Board of Directors may believe borrowings are not in the Fund's best interest. If the Fund were unable to obtain debt financing, the Fund might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive potential or follow-on investment, due to a short-term liquidity problem. In either case, the value of the Fund's investment portfolio, and of the Shares, could be adversely affected. See "Risk Factors and Special Considerations -- Borrowing."
                                       31
OPERATING EXPENSES

      The Investment Adviser, at its expense, provides the Fund with office space, facilities, equipment and personnel (whose salaries and benefits will be paid by the Investment Adviser) necessary for the conduct of the Fund's business. See "Management of the Fund -- Investment Adviser."

      The Fund pays certain expenses relating to its operations, including the management fees and incentive compensation to the Investment Adviser; fees and expenses of the outside Directors; finder's fees; direct costs of proposed investments in portfolio companies; depositary fees of unaffiliated depositaries; fees of unaffiliated transfer agents, registrars, and disbursing agents; the administrative fee to the Investment Adviser; portfolio transaction expenses; interest; legal and accounting expenses; costs of printing and mailing proxy materials and reports to stockholders; AMEX fees; custodian fees; taxes; litigation costs; costs of disposing of investments, including brokerage fees and commissions; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute to its stockholders all of its net investment income at least annually. On November 7, 1994, the Fund announced a policy of distributing annually a dividend of at least $.50 per share. The Fund may either distribute its net capital gains from the sale of investments each year or retain and pay income tax on all or a portion of any net realized long-term capital gains. The Fund may retain net proceeds to pay contingencies and expenses and make new or follow-on investments. For information concerning the tax treatment of these distributions to the Fund and to stockholders, see "Tax Matters." For a discussion of certain possible restrictions on the Fund's ability to pay dividends on the Shares, see "Regulation" in the SAI.

MANAGEMENT ASSISTANCE AND MONITORING OF INVESTMENTS

      Successful private equity investments typically require active monitoring of, and significant participation in, major business decisions of portfolio companies. In most cases, officers of the Fund serve as members of the boards of directors of portfolio companies. Such management assistance is required of a business development company under the 1940 Act and is intended to enable the Fund to provide guidance and management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financings requirements, management additions or replacements and development of a public market for the securities of the portfolio company. When necessary, the Investment Adviser, on behalf of the Fund, may also assign staff professionals with financial or management expertise to assist portfolio company management on specific problems.

CURRENT PORTFOLIO COMPANIES

      A. C. LIQUIDATING CORPORATION

      A. C. Liquidating Corporation ("ACL"), Houston, Texas, has disposed of its operating businesses and currently holds two parcels of real estate and a note receivable. ACL is offering the real estate for sale and intends to distribute the net proceeds of such sale, collections on the note receivable and its remaining cash to its shareholders as soon as possible. At December 31, 1995, the Fund's investment in ACL consisted of $188,014 in 10% secured promissory notes and $488,500 in 10% Series C cumulative preferred stock, and the investment was valued at $188,014. Stock held by the Fund represents a 49% fully-diluted equity interest in ACL. Mr. Lehmann, President of the Fund, serves as a director of ACL.

      ALLIED WASTE INDUSTRIES, INC. (NASDAQ:  AWIN)

Allied Waste Industries, Inc. ("Allied"), Scottsdale, Arizona, is involved in the acquisition and management of solid waste disposal operations. The Company owns or operates 33 collection companies, 21 transfer stations,

18 landfills and 8 recycling facilities located in ten states. The December 31, 1995 closing price of Allied's common stock on the NASDAQ National Market was $7.125 per share. At December 31, 1995, the Fund's investment in Allied, valued at $8,768,825 with a cost of $5,316,834, consisted of 1,397,698 shares of restricted common stock valued at an average of $6.27 per share, and warrants to buy up to 303,044 shares of common stock at prices ranging from $4.60 to $13.50 per share. The valuation discount, due to restrictions on the Fund's ability to sell the common stock and warrants, results in an aggregate reduction in value recorded by the Fund from the market price on December 31, 1995, of $1,867,084. The Fund's investment in Allied represents an approximate 3% fully-diluted equity interest in Allied. Mr. Lehmann serves on Allied's Board of Directors.

      AMERICAN RESIDENTIAL SERVICES, INC.

      American Residential Services, Inc. ("ARS"), Houston, Texas, was created to acquire existing businesses which provide plumbing, heating and air conditioning and electrical services to the residential community. Through December 31, 1995, the Fund had advanced $50,000 to ARS as partial funding pursuant to a $200,000 prime rate promissory note. Subsequent to December 31, 1995, the Fund committed to invest up to an additional $1,400,000 in ARS, subject to certain conditions.

      BSI HOLDINGS, INC., FORMERLY BRAZOS SPORTSWEAR, INC., AND RELATED ENTITIES

      BSI Holdings, Inc. ("BSI"), Cincinnati, Ohio, is a licensed sportswear company with operating facilities in nine states. BSI sells to over 15,000 customers, including Wal-Mart, Target and JC Penney, under seven different trademarks or labels. At December 31, 1995, the Fund's investment in BSI, valued at $6,028,500 with a cost of $4,858,500, consisted of 166,250 shares of common stock, $3,350,000 in a 12% senior subordinated debenture, $178,500 in a 10% subordinated promissory note and warrants to buy up to 64,715 shares of common stock for $0.01 per share. In addition, the Fund has committed to invest up to an additional $5,000,000 in BSI, under certain circumstances. The Fund's investment in BSI represents an approximate 58% fully-diluted equity interest. Mr. Lehmann and Mr. Hale, a Vice President of the Fund, serve as directors of BSI.

      GCS RE, Inc. ("GCS"), Houston, Texas, was formed to be a general partner of a real estate partnership, which owns a warehouse that is leased to BSI. At December 31, 1995, the Fund's investment in GCS consisted of 1,000 shares of common stock that was valued at $132,910, its original cost. The Fund owns 100% of the stock of GCS, and GCS owns 50% of the real estate partnership. In addition, the Fund has committed to invest up to an additional $565,500 in GCS, under certain circumstances. Mr. Douglass, Chairman and CEO of the Fund, and Mr. Lehmann serve on the Board of Directors of GCS.

      Sports/Leisure, Inc. ("SLI"), Boca Raton, Florida, is a distributor of leisure sporting wear. At December 31, 1995, the Fund's investment in SLI, which was received in exchange for preferred stock of BSI, was valued at $5,881 with a cost of $87,739 and consisted of 87,632 shares of common stock and $5,005 outstanding under an 8% unsecured promissory note. The Fund's investment in SLI represents less than a 1% fully-diluted equity interest.

      CARDIOVASCULAR VENTURES, INC.

      Cardiovascular Ventures, Inc. ("CVI"), New Orleans, Louisiana, develops and operates freestanding clinics for cardiac catheterization procedures. CVI currently operates six clinics in Florida, Maryland and Texas. At December 31, 1995, the Fund's investment in CVI consisted of 150,000, 214,286 and 56,717 shares of Series A, Series B and Series C convertible preferred stock, respectively, valued at $1,373,138, its original cost. The Fund's investment represents an approximate 9% fully-diluted equity interest in CVI.

      CARRUTH-DOGGETT INDUSTRIES, INC.

      Carruth-Doggett Industries, Inc. ("CDI"), Houston, Texas, operates five Case Equipment dealerships in the Houston area, which are involved in the sale or rental of new and used equipment, parts and services. Case is the second largest manufacturer of farm equipment in North America and the largest manufacturer of light and medium-sized equipment in the world. At December 31, 1995, the Fund's investment in CDI, valued at its original cost of $2,250,000, consisted of a $2,250,000, 10% senior subordinated promissory note, a warrant to buy up to 33,333 shares of CDI for $.01 per share and a warrant to buy up to 333 shares of CDE Corp for $.01 per share. The Fund's investment in CDI represents a 25% fully-diluted equity interest. Mr. Forbes, a Vice President of the Fund, serves on CDI's Board of Directors.

      CHAMPION HEALTHCARE CORPORATION (AMEX: CHC)

      Champion Healthcare Corporation ("CHC"), Houston, Texas, was organized to acquire acute care hospitals in suburban markets, with primary emphasis given to hospitals that have significant opportunity for improving market share and cash flow. In December 1994, CHC merged into AmeriHealth Corporation, which was renamed Champion Healthcare Corporation. Champion currently operates nine hospitals in seven states. The December 31, 1995 closing price of CHC's common stock on the American Stock Exchange was $5.3125 per share. At December 31, 1995, the Fund's investment in CHC, valued at $7,357,347 with a cost of $6,436,207, consisted of 1,038,944 shares of restricted common stock, 3,601 and 83,333 shares of Series C and D convertible preferred stock, respectively, a $1,500,000, 11% senior subordinated note and warrants to buy 50,246 shares of common stock from $5.90 to $9.00 per share. The Series C and D preferred stock are convertible into 7,202 and 166,666 shares of common stock, respectively. The common stock of CHC was valued by the Fund at an average of $4.13 per share at December 31, 1995, due to restrictions on the Fund's ability to sell such stock, which resulted in an aggregate reduction in value from the market price on such date of $1,226,855. The Fund's investment in CHC represents an approximate 6% fully-diluted equity interest in CHC. Mr. Lehmann serves on CHC's Board of Directors.

      DAVID'S SUPERMARKETS, INC.

      David's Supermarkets, Inc. ("David's"), Grandview, Texas, operates a chain of twenty-one grocery stores located in small towns in North Central Texas. At December 31, 1995, the Fund's investment in David's, valued at $3,334,450, with a cost of $4,069,450, consisted of 735,000 shares of common stock, 333,445 shares of 3.5% junior preferred stock and warrants to buy up to 538,462 shares of common stock for $1 per share. The Fund's investment in David's represents a 14% fully-diluted equity interest. Mr. Douglass and Mr. Forbes serve on David's Board of Directors.

      DRYPERS CORPORATION (NASDAQ: DYPR)

      Drypers Corporation ("Drypers"), Houston, Texas, manufactures and distributes disposable diapers and baby wipes sold under the trade name Drypers. Drypers is believed to be the third leading branded diaper manufacturer in the United States, and has manufacturing facilities in Marion, Ohio; Vancouver, Washington; Buenos Aires, Argentina and Puerto Rico. The December 31, 1995 closing price of Drypers' common stock on the NASDAQ National Market was $3.125 per share. At December 31, 1995, the Fund's investment in Drypers, valued at $2,838,162 with a cost of $6,400,132, consisted of 1,096,892 shares of restricted common stock and warrants to buy 6,634 shares of common stock for $4 per share. The stock was valued at an average of $2.59 per share of common stock due to restrictions on the Fund's ability to sell such stock, which resulted in an aggregate reduction in value from the market price on such date of $589,626. The Fund's investment in Drypers represents an approximate 14% fully-diluted equity interest in Drypers. Mr. Lehmann serves as a director of Drypers. The Fund has committed to make a follow-on investment of up to $2,500,000 in Drypers in 1996, subject to certain conditions.

      GARDEN RIDGE CORPORATION (NASDAQ: GRDG)

      Garden Ridge Corporation ("GRDG"), Houston, Texas, is a specialty retailer of crafts and home decorative items. GRDG operates eleven megastores in Kentucky, Oklahoma, Tennessee and Texas and is continuing its expansion into other areas of the United States. GRDG completed its initial public offering of common stock in May 1995. The December 31, 1995 closing price of GRDG on the NASDAQ National Market was $38.75 per share. At December 31, 1995, the Fund's investment in GRDG, valued at $10,963,284 with a cost of $1,061,018, consisted of 333,471 shares of common stock. The stock was valued at an average of $32.875 per share due to restrictions on the Fund's ability to sell such stock, which resulted in an aggregate reduction in value from the market price on such date of $1,958,717. The Fund's investment in GRDG represents an approximate 4% fully-diluted equity interest in GRDG. Mr. Lehmann serves on GRDG's Board of Directors.

      INDUSTRIAL EQUIPMENT RENTALS, INC.

      Industrial Equipment Rentals, Inc. ("IER"), Houma, Louisiana, rents industrial equipment from locations in Texas, Louisiana, Alabama and Mississippi, primarily to refineries, petrochemical plants and oil and gas operations. At December 31, 1995, the Fund's investment in IER, valued at its original cost of $2,366,700, consisted of 182,230 shares of common stock, 5,371 shares of junior preferred stock, 67,500 shares of Series B senior convertible preferred stock, $1,077,778 in a 12% subordinated debenture and a $499,950, 9% senior subordinated debenture. The Fund's investment in IER represents a 18% fully-diluted equity interest. Mr. Lehmann and Mr.
Hale serve on IER's Board of Directors.

      MIDWAY AIRLINES CORPORATION

      Midway Airlines Corporation ("Midway"), Chicago, Illinois, is a commercial airline which began service out of Midway Airport in Chicago in the fall of 1993. Midway now serves markets on the east coast of the U. S. from its home base at the Raleigh-Durham Airport. At December 31, 1995, the Fund's investment in Midway, valued at $771,000 with a cost of $4,214,226, consisted of 452,392 shares of Class C common stock, 274,761 shares of junior preferred stock, $271,000 in a 12% subordinated note and warrants to buy up to 203,250 shares of Class C common stock for $.01 per share. The Fund's investment in Midway represents an approximate 4.5% fully-diluted equity interest in Midway.

      NCI BUILDING SYSTEMS, INC. (NASDAQ: BLDG)

      NCI Building Systems, Inc. ("NCI"), Houston, Texas, manufactures and distributes pre-engineered metal buildings and components. NCI operates facilities in Alabama, Indiana, Mississippi, New Mexico, Tennessee and Texas. The December 31, 1995 closing price of NCI's common stock on the NASDAQ National Market was $24.75 per share. At December 31, 1995, the Fund's investment in NCI consisted of 100,000 shares of common stock valued at $2,475,000 with a cost of $159,783, which represents a 1.6% fully-diluted equity interest in NCI.
Mr. Forbes serves as a director of NCI.

      RESTAURANT DEVELOPMENT GROUP, INC.

      Restaurant Development Group, Inc. ("RDG"), Houston, Texas, was the South Florida franchisee of Rally's Inc., a drive-through restaurant chain. RDG sold its restaurants to Checkers Drive-in Restaurants, Inc. in 1994 for 676,751 shares of common stock of Checkers (NASDAQ: CHKR) and a note receivable in the amount of $1,693,225. RDG intends to distribute to its shareholders any proceeds from collections on the note receivable and the sale of Checkers stock. At December 31, 1995, the Fund's investment in RDG, valued at $1,689,122 with a cost of $3,805,278, consisted of 610,909 shares of Class A common stock, a $639,122 prime +2% promissory note, a $350,000, 14% promissory note and warrants to buy up to 212,500 shares of common stock for $2.80 to $3.00 per share. The Fund's investment in RDG represents a 42% fully-diluted equity interest. Mr. Douglass and Mr. Lehmann serve on RDG's Board of Directors.

      STRATEGIC HOLDINGS, INC. AND RELATED ENTITY

      Strategic Holdings, Inc. ("SHI"), Houston, Texas, was formed to acquire Strategic Materials, Inc., formerly known as Allwaste Recycling, Inc., the glass recycling division of Allwaste, Inc. SHI receives and processes used glass, which is then sold to the container, fiberglass and bead industries as a raw material source. At December 31, 1995, the Fund's investment in SHI was valued at $6,692,308, its original cost. The Fund's investment in SHI consisted of 2,986,408 shares of common stock and 3,705,900 shares of Series B preferred stock. Mr. Lehmann and Mr. Hale serve as directors of SHI.

      SMIP, Inc. ("SMIP"), Houston, Texas, was formed to be the general partner of a limited partnership which owns an 18% fully-diluted interest in SHI. Management personnel of Strategic Materials, Inc. are the limited partners of the partnership. At December 31, 1995, the Fund's investment in SMIP was valued at $325,000, its original cost. The Fund's investment in SMIP consists of 1,000 shares of common stock and a $175,000, 15% promissory note. SMIP is wholly-owned by the Fund. Mr. Lehmann and Mr. Hale serve as directors of SMIP.

      The Fund's investment in SHI and SMIP represents an approximate 50% fully-diluted equity interest in SHI.

      SUMMIT/DPC PARTNERS, L. P.

      Summit/DPC Partners, L. P. ("DPC"), Houston, Texas, was formed to invest in DPC Acquisition Corp, which was created to acquire Doane Products Company, which is believed to be the largest manufacturer of private label dry pet food in the United States. At December 31, 1995, the Fund's investment in Summit/DPC was valued at $2,600,000, its original cost. The Fund's investment consists of an approximate 36% limited partnership interest in DPC, which in turn owns an approximate 17% fully-diluted interest in DPC Acquisition Corp.

      TECH-SYM CORPORATION (NYSE:TSY)

      CogniSeis Development, Inc. ("CogniSeis"), Houston, Texas, develops and markets specialized computer systems consisting of geophysical application software and appropriately configured computer equipment. On June 30, 1995, CogniSeis was merged into Tech-Sym Corporation ("TSY"), a corporation engaged in the design and manufacture of various products for the defense and electronics industries. The Fund received 62,759 shares of TSY common stock in a tax-free exchange for its CogniSeis common stock. The Fund sold 30,000 shares of TSY during November 1995, and the remaining 32,759 shares in January 1996. The closing market price of TSY on December 31, 1995, on the New York Stock Exchange was $31.625. At December 31, 1995, the Fund's investment in TSY, valued at $1,036,003 with a cost of $118,245, consisted of 32,759 shares of common stock, which represents a fully-diluted equity interest in TSY of less than 1%.

      TRAVIS INTERNATIONAL, INC.

      Travis International, Inc. ("Travis"), Houston, Texas, distributes specialty products for industrial and commercial use, including o-rings, gaskets and sealants, builders' hardware and various other products used in the construction industry. At December 31, 1995, the Fund's investment in Travis, valued at $3,853,890 with a cost of $560,290, consisted of 171,284 shares of common stock, which represents an approximate 15% fully-diluted equity interest in Travis. Mr. Lehmann serves as a director of Travis.

      VIDEO RENTAL OF PENNSYLVANIA, INC. AND RELATED ENTITY

      Video Rental of Pennsylvania, Inc. ("VRP"), Houston, Texas, is the general partner of a limited partnership that has franchise rights to operate BLOCKBUSTER(R) Entertainment Corporation video cassette stores in the Pittsburgh, Pennsylvania area. At December 31, 1995, the Fund's investment in VRP, valued at $3,150,000 with a cost of $2,775,000, consisted of 125,000 shares of common stock, 125,000 shares of 9% redeemable preferred stock and a $2,525,000, 10% secured promissory note. The Fund's investment in VRP represents a 50% fully-
                                       36

diluted equity interest. Messrs. Douglass, Lehmann, Tucker, a Vice President of the Fund, and Dr. Williams, a director of the Fund, serve as directors of VRP.

      Equus Video Corporation ("Video"), Houston, Texas, was formed by the Fund to own a 50% limited partnership interest in a partnership whose sole general partner is a corporation owned by VRP. The limited partnership is developing additional BLOCKBUSTER(R) Entertainment Corporation video cassette stores in and around Pittsburgh. At December 31, 1995, the Fund's investment in 10,000 shares of common stock of Video was valued at $25,000, its original cost. Mr. Douglass and Mr. Lehmann serve as directors of Video.

      WILLIAMS & METTLE CO.

      Williams & Mettle Co. ("W&M"), Houston, Texas, manufactures and distributes wire cloth products and products used in industrial filtering and screening applications in oil and gas production and in water pollution monitoring wells. At December 31, 1995, the Fund's investment in W&M, valued at $1,585,826 with a cost of $2,146,305, consisted of 657,895 shares of common stock, 138,475 shares of Series A convertible preferred stock, 237,126 shares of Series B convertible preferred stock, a $677,250, 12% subordinated promissory note, a $512,576 junior participation in a prime +1.75% note and a warrant to buy 456,718 shares of common stock for $0.01 per share. The fund's investment in W&M represents an approximate 55% fully-diluted equity interest. Mr. Forbes serves on the Board of Directors of W&M.

      YELLOW CAB SERVICE CORPORATION

      Yellow Cab Service Corporation, ("Yellow Cab"), Houston, Texas, is engaged in taxi and transportation services in Houston and Austin, Texas and Colorado Springs, Colorado, primarily through independent driver- owners. At December 31, 1995, the Fund's investment in Yellow Cab, valued at $1,750,000 with a cost of $5,134,515, consisted of 1,006,701 shares of common stock and two 3% subordinated notes with principal balances totaling $5,172,097. The Fund's investment in Yellow Cab represents an approximate 5% fully-diluted equity interest in Yellow Cab.

TEMPORARY INVESTMENTS

      Pending investment in portfolio companies, the Fund invests its available funds in interest-bearing bank accounts, money market mutual funds, U.S. Treasury securities, securities issued or guaranteed as to interest and principal by the United States or by a person or entity controlled or supervised by and acting as an instrumentality of the government of the United States, and/or certificates of deposit with maturities of less than one year (collectively, "Temporary Investments"). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities or other short-term, highly liquid investments providing, in the opinion of the Investment Adviser, appropriate safety of principal. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will qualify for determining whether the Fund has 70% of its total assets invested in managed companies or in qualified Temporary Investments for purposes of the business development company provisions of the 1940 Act. See "Regulation" below.

                             MANAGEMENT OF THE FUND

      Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The day-to-day operations of the Fund are delegated to the Investment Adviser and ECC.

      The Board of Directors of the Fund currently has eight members. Five disinterested individuals (the "Independent Directors") and three interested persons, as defined by the 1940 Act, serve as directors of the Fund. The directors are responsible for providing overall guidance and supervision of the Fund, approving the Fund's investments, and performing various duties imposed on directors of a business development company by the 1940 Act. Among other things, the Independent Directors supervise the management arrangements of the Fund, the custody arrangements with respect to portfolio securities, the selection of independent accountants, fidelity bonding, and any transactions with affiliates.

      The investments and business of the Fund are managed by the Investment Adviser pursuant to a Management Agreement (the "Management Agreement"). The Management Agreement provides that the Investment Adviser shall provide, or arrange for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of their business. Such management and administrative services include, without limitation, providing the Fund with office space, equipment, facilities and supplies and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of its investments. The Investment Adviser also manages the Fund's cash and short-term, interest bearing investments. In return for its services and the expenses which the Investment Adviser assumes under the Management Agreement, the Fund pays the Investment Adviser, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fees are payable quarterly in arrears. The Investment Adviser earned management fees from the Fund of $1,237,775 for the year ended December 31, 1995. The net assets of the Fund as of December 31, 1995, were approximately $61.9 million. The management fees charged by the Investment Adviser are higher than the fee paid by most investment companies.

      Under the Management Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its businesses or investments, including, but not limited to, all expenses with respect to investments or dispositions thereof, acquisition of portfolio securities, dispositions of portfolio securities, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing or distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

      In addition to the management fee, the Fund has agreed to pay the Investment Adviser quarterly and at the final dissolution or liquidation of the Fund if the Fund is dissolved on a date other than the end of a fiscal quarter, an incentive fee in an amount equal to (i) 20% of the net realized capital gains less unrealized capital depreciation of the Partnership and the Fund on a cumulative basis from inception through the end of the fiscal quarter, less (ii) the aggregate amount of the incentive fee payments and special allocation distributions to the Investment Adviser or ECC in prior periods. If the amount of the incentive fee in any fiscal quarter is a negative number, or cumulative net realized capital gains less unrealized capital depreciation at the end of any period is less than such amount calculated at the end of the previous period, the Investment Adviser will be required to repay to the Fund all or a portion of the incentive fee previously paid. No management incentive fees were paid for the year ended December 31, 1995. Deferred management incentive fees of $4,295,335 have been accrued by the Fund at

December 31, 1995, based on gross unrealized appreciation of portfolio securities. The deferred incentive fees will not be paid until such unrealized appreciation is realized.

      The Investment Adviser also provides certain administrative services to the Fund, primarily related to investor communications, pursuant to a service agreement with the Fund. The Investment Adviser received service fees from the Fund of $50,000 for the year ended December 31, 1995.

INVESTMENT ADVISER

      The Investment Adviser was organized as a Delaware corporation on September 27, 1983 and maintains its offices at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The Investment Adviser's sole activity is to perform management, administrative and investment advisory services for the Fund, ECP, and other investment partnerships or corporations to be formed by the Investment Adviser. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

      The following directors, officers, and employees of the Fund and the Investment Adviser are primarily responsible for the day-to-day operations of the Fund:

      Sam P. Douglass, age 63, has been Chairman of the Board and Chief Executive Officer of the Investment Adviser since its formation in September 1983. Mr. Douglass is also Chairman of the Board and Chief Executive Officer of ECC. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International ("ECI"), a privately owned corporation engaged in a variety of investment activities, including leveraged buyouts. Mr. Douglass has also been Chairman of the Board and Chief Executive Officer of the Fund since August 1991. Mr. Douglass is a licensed attorney.

      Nolan Lehmann, age 51, has been the President and director of the Investment Adviser since September 1983. Mr. Lehmann has been President and a director of the Fund since August 1991 and is also President and a director of ECC. He is a director of Charter National Bank-Colonial, located in Houston, Texas and Allied Waste Industries, Inc., Champion Healthcare Corporation, Drypers Corporation, and Garden Ridge Corporation. Mr. Lehmann is a certified public accountant.

      Tom S. Tucker, age 53, has been Vice President and Treasurer of the Investment Adviser since its formation in September 1983 and Secretary of the Investment Adviser since October 1987. He has been Treasurer of ECC since April 1984, Secretary of ECC since February 1987 and a Vice President of ECC since August 1988. Mr. Tucker has been Vice President, Secretary and Treasurer of the Fund since August 1991. Since June 1980, Mr. Tucker has been Financial Vice President of ECI. He is a certified public accountant.

      Gary L. Forbes, age 52, has been Vice President of the Investment Adviser and ECC since November 1991 and a Vice President of the Fund since December 1991. Mr. Forbes was President of Coal & Timber, Inc., a natural resources investment company, from January 1991 to November 1991. Mr. Forbes was Vice President and Chief Financial Officer of Elders Resources North America, Inc. from 1988 to 1991. He is a director of Consolidated Graphics, Inc. and NCI Building Systems, Inc. Mr. Forbes is a certified public accountant.

      Randall B. Hale, age 33, has been Vice President of the Fund, Investment Adviser, and ECC since November 1992. He has been a director of the Investment Adviser and ECC since February 1996. From June 1985 to October 1992, he was employed by Arthur Andersen LLP. Mr. Hale is a certified public accountant.

      Patrick M. Cahill, age 35, has been a Vice President of the Fund since May 1994. He has also been the Controller of the Investment Adviser and ECC since May 1987. From June 1982 to May 1987, he was employed by Ernst & Young. Mr. Cahill is a certified public accountant.

      Tracy H. Cohen, age 29, has been a Vice President of the Fund since May 1995 and a Vice President of ECC since April 1995. She is also Investor Relations Manager of the Investment Company where she has been employed since April 1995. From September 1990 to April 1995, she was employed by Arthur Andersen LLP. Ms. Cohen is a certified public accountant.

      As a result of its stock ownership in the Investment Adviser, ECI has 80% voting control of the Investment Adviser. ECI is a privately owned corporation engaged in a variety of investment activities. ECI is owned by trusts established for the benefit of members of Mr. Douglass's family.

SUB-ADVISER AGREEMENT

      The Investment Adviser entered into a Sub-Adviser Agreement (the "Sub-Adviser Agreement") with ECC pursuant to which ECC provides certain investment advisory services for the Fund. The Sub-Adviser Agreement provides that ECC is responsible for approving the Fund's quarterly net asset valuations and arranging any necessary financing for the Fund or leveraged buyout transactions. In return for its services, the Investment Adviser has agreed to pay ECC quarterly and at the final dissolution or liquidation of the Fund, if the Fund is dissolved on a date other than the end of a fiscal quarter, an incentive fee in an amount equal to (i) ten percent of the net realized capital gains less unrealized capital depreciation of the Fund on a cumulative basis from inception through the end of each fiscal quarter, less (ii) the aggregate amount of the incentive fee payments and special incentive allocation distributions to ECC in prior periods. If the amount of the incentive fee in any period is a negative number, or cumulative net realized capital gains less unrealized capital depreciation at the end of any fiscal quarter is less than such amount calculated at the end of the previous fiscal quarter, ECC will be required to repay to the Investment Adviser all or a portion of the incentive fee previously paid. No fees have been paid to date under the Sub\Adviser Agreement.

EQUUS CAPITAL CORPORATION

      ECC is a corporation organized under the laws of the State of Delaware in September 1983. ECC was organized to serve as managing general partner of the Partnership and other similar partnerships. ECC is a registered investment adviser under the Advisers Act.

      As a result of its stock ownership in ECC, the Investment Adviser has 100% voting control of ECC. As a result of its stock ownership in the Investment Adviser, ECI has 80% voting control of the Investment Adviser.

VALUATION

      Valuations of the Fund's portfolio investments are made quarterly by ECC subject to the approval of the Directors. One of the purposes of such valuations is to determine the amount of the management fee payable to the Investment Adviser. See "Net Asset Value" in the SAI.

      Net asset value per share is determined each quarter by dividing the value of the net assets of the Fund in dollars (the value of its assets less its liabilities) by the total number of shares outstanding. Portfolio investments are carried at fair value with the net change in unrealized appreciation or depreciation included in the determination of net assets. ECC performs the valuations of the investments in portfolio securities of the Fund, subject to the approval of the Board of Directors of the Fund. Valuations of portfolio securities are done in accordance with generally accepted accounting principles and the financial reporting policies of the Commission. The applicable methods prescribed by such principles are described below.

      The fair market value of investments for which no market exists (including most investments made by the Fund) are determined on the basis of procedures established in good faith by the Board of Directors of the Fund. As a general principle, the current "fair value" of an investment being valued by ECC would be the amount which the Fund might reasonably expect to receive for it upon its current sale. There is a range of values that are reasonable for such investments at any particular time. Generally, pursuant to procedures established by the Board of Directors, the fair value of each investment initially is based primarily upon its original cost to the Fund. Cost is the primary factor used to determine fair value until significant developments affecting the portfolio company (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation.

      Appraisal valuations are based upon such factors as the portfolio company's earnings, cash flow, and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future financial prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value.
Appraisal valuations are necessarily subjective.

      The Fund may also use, when available, third-party transactions in a portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to completed transactions or firm offers made by sophisticated, independent investors. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect such restrictions.

      Investments for which market quotations are readily available and which are freely transferable will be valued as follows: (i) securities traded on a securities exchange or the NASDAQ National Market will be valued at the closing price on the last trading day prior to the date of valuation and (ii) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the last trading day prior to the date of valuation. Certificates of deposit purchased by the Fund generally will be valued at their face value, plus interest accrued to the date of valuation. For securities which are in a class of public securities but are restricted from free trading (such as Rule 144 stock), valuation will be set by discounting the closing sales or bid price to reflect the illiquidity caused by such restrictions. The fair values of debt securities, which are generally held to maturity, are determined on the basis of the terms of the debt securities and the financial condition of the issuers.

      The Board of Directors of the Fund reviews and approves the valuation policies at each regular board meeting to determine their appropriateness. The Board of Directors may also hire independent firms to review ECC's methodology of valuation or to conduct a valuation.

      On a weekly basis, the Fund adjusts its net asset value for the changes in the value of its publicly held securities and material changes in the value of its private securities and reports those amounts to Lipper Analytical Services, Inc. Such weekly net asset values appear in various publications including BARRON'S and THE WALL STREET JOURNAL.

      Shares of closed-end investment companies frequently trade at a discount to net asset value, but in certain instances have traded above net asset value. It is not possible to predict whether the Shares will trade at, above or below net asset value.

CUSTODIAN

      The Fund acts as the custodian of its securities to the extent permitted under the 1940 Act and is subject to the restrictions imposed on self-custodians by the 1940 Act and the rules and regulations thereunder. The Fund has entered into an agreement with Southwest Guaranty Trust Company, Houston, Texas, with respect to the safekeeping of such securities. The principal business office of such trust company is 2121 Sage Road, Suite 150, Houston, Texas 77056.

REGULATION

      The Investment Advisers Act generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. The Investment Advisers Act, however, does permit the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. The Fund has elected to be treated as a business development company in order to provide for incentive compensation to the Investment Adviser and ECC based on the capital appreciation of the investments of the Fund. The Fund may not withdraw its election to be treated as a business development company without first obtaining the approval of a majority in interest of its security holders. For additional information on the regulation of the Fund under the 1940 Act refer to "Regulation" in the SAI.

                           DESCRIPTION OF COMMON STOCK

GENERAL

      The authorized capital stock of the Fund is ten million (10,000,000) shares of common stock, par value of $.001 (the "Common Stock") and five million (5,000,000) shares of preferred stock, par value of $.001. All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. Stockholders are entitled to one vote per share of Common Stock and do not have cumulative voting rights, which means that holders of a majority of the shares of Common Stock, if they so choose, could elect all of the Directors, and holders of less than a majority of the shares would, in that case, be unable to elect any Director.

      The issued and outstanding shares of Common Stock are freely transferrable and are listed for trading on the AMEX.

      Pursuant to the Restated Certificate of Incorporation of the Fund, the following are the authorized classes of securities of the Fund as of December 31, 1995:

                                               (3)                   (4)
                                         AMOUNT HELD BY      AMOUNT OUTSTANDING
    (1)                   (2)            FUND OR FOR ITS     EXCLUSIVE OF AMOUNT
TITLE OF CLASS     AMOUNT AUTHORIZED         ACCOUNT           SHOWN UNDER(3)

Common Stock           5,000,000                0                 3,138,575
Preferred Stock       10,000,000                0                     0

ANTI-TAKEOVER PROVISIONS IN CERTIFICATE OF INCORPORATION

      The Fund's Restated Certificate of Incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      Reference should be made to the Restated Certificate of Incorporation on file with the Commission (as an exhibit to the Registration Statement of which this Prospectus is a part) for the full text of these provisions.

TRANSFER AND DISBURSING AGENT

      The Fund has employed First Interstate Bank of Texas, N.A. ("First Interstate") as its transfer agent to record transfers of the shares of Common Stock, maintain proxy records, and to process distributions. The principal business office of First Interstate is 1000 Louisiana Street, Suite 700, Houston, Texas 77002.
                                       42

                                   TAX MATTERS

      The Fund has qualified for and elected to be treated as a "regulated investment company" under Subchapter M of the Code. If the Fund qualifies as a regulated investment company and distributes to stockholders in a timely manner at least 90% of its "investment company taxable income" each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to stockholders. In addition, if the Fund distributes in a timely manner 98% of its net capital gain income for each one-year period ending on October 31 and 98% of its ordinary income for each calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subjected to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies.

      Under the 1940 Act, the Fund will not be permitted to make distributions to stockholders unless it meets certain asset coverage requirements. See "Regulation" in the SAI. If the Fund is unable to make the required distributions, it may fail to qualify as a regulated investment company, or be subjected to a nondeductible 4% excise tax.

      For any period during which the Fund qualifies as a regulated investment company for tax purposes, distributions to stockholders of the Fund's ordinary income (including dividends, interest and original issue discount) and any net short-term capital gain generally will be taxable as ordinary income to stockholders to the extent of the Fund's current or accumulated earnings and profits. To the extent that the Fund's distributions are not taxable to stockholders as ordinary income or capital gains, they will be treated as a return of capital and will reduce the stock- holder's basis in his Shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. Distributions which are taxable to stockholders as ordinary income will constitute dividends for federal income tax purposes. Distributions received by corporate stockholders will be subject to the 70% dividend received deduction (i) if, and to the extent that such distributions are made out of dividend income of the Fund and (ii) the requisite holding period set forth in Sections 246 and 246A of the Code is satisfied. The dividends-received deduction is currently 70%.

      Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the dividends-received deduction for corporations in addition to the limitations discussed. Depending upon the corporate stockholder's circumstances (including whether it has a 45-day holding period for its Shares and whether its Shares are debt financed), these limitations may be applicable to dividends received by the corporate stockholder that would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, stockholders should consult their own tax advisers in this regard.

      Stockholders who are not subject to tax on their income will not be required to pay tax on amounts distributed to them.

      Distributions of the Fund's net capital gain (designated by the Fund as capital gain dividends) will be taxable to stockholders as long-term capital gain regardless of the stockholder's holding period in his Shares. Capital losses realized by the Fund may offset the Fund's capital gains but not its ordinary income. Stockholders are not entitled to include any portion of a net capital loss for a Fund tax year on their individual returns.

      The federal tax status of each year's distributions will be reported to the stockholders and the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      For additional information on various tax matters related to the Fund refer to "Tax Matters" in the SAI.

                                       43

                                  LEGAL MATTERS

      With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Snell & Smith, P.C., Houston, Texas. Snell & Smith, P.C. from time to time also serves as counsel to the Investment Adviser or its affiliates.

                               FURTHER INFORMATION

      This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the Commission under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

                              FINANCIAL STATEMENTS

      The Fund's financial statements and schedules at December 31, 1995 and 1994 and for the three years ended December 31, 1995 and the report thereon of Arthur Andersen LLP are incorporated by reference to the Fund's Annual Report on Form 10-K for the year ended December 31, 1995 (the "Annual Report"), filed by the Fund with the Commission pursuant to the Exchange Act. A copy of the Annual Report, may be obtained, without charge, upon request from Investor Relations Department, Attention Tracy H. Cohen, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, telephone number (713) 529-0900.]

      The financial statements of the Fund as of December 31, 1995, incorporated by reference herein and into the SAI have been audited by Arthur Andersen LLP, independent accountants, as indicated in their reports thereto, and are incorporated herein upon the authority of that firm as experts in giving said report. Arthur Andersen LLP has been approved as the independent public accountants for the Fund for the fiscal year ended December 31, 1995, and is expected to been retained as the independent public accountants for the Fund for the year ending December 31, 1996. The general business address for Arthur Andersen LLP is 711 Louisiana, Suite 1300, Houston, Texas 77002.

                                       44

                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION
                                                                PAGE
Investment Objective and Policies............................    B-2
   General...................................................    B-2
   Investment Criteria.......................................    B-2
   Investment Operations.....................................    B-3
   Co-Investment Conditions..................................    B-4
   Borrowing.................................................    B-6
Management of the Fund.......................................    B-7
   Directors and Officers of the Fund........................    B-7
   Remuneration of Directors and Officers....................    B-9
   Limitation of Officers' and Directors' Liability..........   B-10
   Investment Advisory and Administrative Arrangements.......   B-11
Conflicts of Interest........................................   B-14
Determination of Net Asset Value.............................   B-16
Portfolio Transactions.......................................   B-17
Share Repurchases and Tender Offers..........................   B-18
Tax Matters..................................................   B-19
Regulation...................................................   B-22
Beneficial Ownership.........................................   B-25
Financial Statements.........................................   B-25

                                       45

                                GLOSSARY OF TERMS

           The following is a description of the meanings of certain terms that are used throughout the Prospectus and investors are urged to consult this glossary if they have questions about the meaning of a defined term used herein.

TERM                                                       DEFINITION

ADVISERS ACT
The Investment Advisers Act of 1940, as amended, which regulates the operations of investment advisers.

AFFILIATE OR AFFILIATED PERSON
Any person (i) directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of another person; (ii) five percent or more of whose voting securities are directly or indirectly owned, controlled, or held with power to vote, by another person;
(iii) directly or indirectly controlling, controlled by, or under common control with, another person or; (iv) who is an officer, director, partner or employee of another person.

AMEX
The American Stock Exchange.

ASSET COVERAGE
The ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

BUSINESS DAY
Any day on which trading is conducted on the AMEX.

Business Development
Company
Any closed-end company which elects to be subject to the provisions of Sections 55 through 65 of the 1940 Act and is operated for the purpose of making investments in Qualifying Assets and makes available significant managerial assistance with respect to the issuers of such securities.

CEDE
Cede & Co., Inc., nominee for DTC.

CLOSED-END COMPANY
A management investment company which does not offer for sale and does not have outstanding any redeemable security of which it is the issuer.

CODE
The Internal Revenue Code of 1986, as amended.

COMMISSION
The Securities and Exchange Commission.

COMMON STOCK
The common stock, $.001 par value, of the Fund.

CUSTODIAN
Southwest Guaranty Trust Company, Houston, Texas which will act as custodian of the Funds securities.

DISINTERESTED DIRECTORS
Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act.

DTC
The Depository Trust Company.

DTC EXERCISED RIGHTS
Rights exercised through DTC.
                                       46
ECC
Equus Capital Corporation, a Delaware corporation and the Managing General Partner of the Partnership and the sub-adviser of the Fund.

ECI
Equus Corporation International, a Delaware corporation and the parent of the Investment Adviser.

ELIGIBLE PORTFOLIO COMPANY
A Company that (i) is organized under the laws of, and has its principal place of business in, any state or states, (ii) is not an investment company (except for wholly owned small business investment corporations licensed by the Small Business Administration) and (iii)(a) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list, (b) is actively controlled by the business development company acting either alone or as part of a group acting together and an affiliate of the business development company is a member of the portfolio company's board of directors or (c) meets such other criteria as may be established by the Commission. Control is presumed to exist where the business development company owns more than 25% of the outstanding voting securities of a portfolio company.

EQS
The symbol under which the Fund's Shares are listed on the AMEX.

ERISA
The Employee Retirement Income Security Act of 1974, as amended, which regulates pension, profit-sharing and other employee benefit plans.

EXCHANGE ACT
The Securities Exchange Act of 1934, as amended.

EXPIRATION DATE
______________, 1996, unless extended by the Fund.

FUND
Equus II Incorporated, a Delaware corporation.

FOLLOW-ON INVESTMENT
Additional funds provided to a portfolio company when a subsequent financing is planned, to protect the Fund's investment when a portfolio company's cash flow does not meet expectations or to increase the Fund's investment in a successful portfolio company.

MANAGEMENT AGREEMENT
The Management Agreement between the Fund and the Investment
Adviser.
                                       47
INFORMATION AGENT
MacKenzie Partners, Inc.

INTERESTED PERSON
OF THE FUND MEANS --

(i) any affiliated person of the Fund;

(ii) any member of the immediate family of any natural person who is an affiliated person of the Fund;

(iii) any interested person of any investment adviser of or principal underwriter for the Fund;

(iv) any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of the Fund has acted as legal counsel for the Fund;

(v) any broker or dealer registered under the Exchange Act or any affiliated person of such a broker or dealer; and

(vi) any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of the Fund, a material business or professional relationship with the Fund or with the principal executive officer of the Fund or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company.

PROVIDED, That no person shall be deemed to be an interested person of the Fund solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa).

INVESTMENT ADVISER
Equus Capital Management Corporation, a Delaware corporation and the investment adviser to the Fund.

IRA
An individual retirement account.

IRS
The Internal Revenue Service.
                                       48

MAKING AVAILABLE SIGNIFICANT
MANAGERIAL ASSISTANCE
(1) Any arrangement whereby the Fund, through its directors, officers or employees, offers to provide and, if accepted, does provide significant guidance and counsel concerning the management, operations, business objectives or policies of a portfolio company, (2) the exercise of a controlling influence over the management or policies of a portfolio company by the Fund acting individually or as part of a group of which the Fund is a member acting together which controls such company, or (3) with respect to SBICs, the making of loans to a portfolio company. The Fund may satisfy the requirements of clause (1) with respect to a portfolio company by purchasing securities of such a company as part of a group of investors acting together if one person in such group provides the type of assistance described in such clause. However, the Fund will not satisfy the general requirement of making available significant managerial assistance if it only provides such assistance indirectly through an investor group.

MANAGEMENT
Refers to the Investment Adviser and ECC collectively.

NET ASSET VALUE
The total assets of the Fund valued with respect to securities for which market quotations are readily available, at their market value, less appropriate discounts, if applicable, and with respect to other securities and assets, at their fair value less all liabilities of the Fund.

1940 ACT
The Investment Company Act of 1940, as amended by the Small Business Investment Incentive Act of 1980, which regulates the operation of investment companies and business development companies.

OFFER
The Fund's issuance to Record Date Shareholders of transferable Rights entitling such holders to subscribe for Common Stock of the Fund at the rate of one share of Common Stock for each three Rights held and entitling each Record Date Stockholder to the Over-Subscription Privilege.

OVER-SUBSCRIPTION PRIVILEGE
The right of each Record Date Stockholder who fully exercised all Rights initially issued to him or her to subscribe, subject to certain limitations and allotment, for any Shares not acquired by the exercise of primary subscription rights.

PORTFOLIO COMPANIES
Companies in which the Fund has an investment.

PRIMARY SUBSCRIPTION
The right of each Record Date Shareholder to subscribe for one share of Common Stock for each three Rights held.

QUALIFIED PLANS
Any pension, profit sharing or stock bonus plans, including a Keogh plan, subject to ERISA.
                                       49
QUALIFYING ASSETS
Include (i) securities of companies that were eligible portfolio companies at the time that the Fund acquired their securities; (ii) securities of companies which are actively controlled by the Fund; (iii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies; (iv) securities acquired as follow-on investments in companies that were eligible portfolio companies at the time of the Fund's initial acquisition of their securities but are no longer eligible portfolio companies, provided that the Fund has maintained a substantial portion of its initial investment in such companies; (v) securities received in exchange for or distributed on or with respect to any of the foregoing; and (vi) cash items, government securities and high-quality, short-term debt. The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for such securities to be considered Qualifying Assets. As a general matter, Qualifying Assets may only be purchased from the issuer or an affiliate in a transaction not constituting a public offering.

RECORD DATE
                     , 1996.

RECORD DATE STOCKHOLDERS
Stockholders of record of the Fund on the Record Date.

REGULATIONS
Regulations issued by the Department of Labor providing guidance with respect to the determination of whether the assets of the Fund are deemed to be "plan assets" under ERISA.

REGULATED INVESTMENT
COMPANY
Investment companies that qualify for pass-through tax treatment under Subchapter M of the Code.

RIGHTS
Transferable rights entitling the holders thereof to subscribe for shares of Common Stock at the rate of one share of Common Stock for each three Rights held.

SAI
The Fund's Statement of Additional Information.

SECURITIES ACT
The Securities Act of 1933, as amended.

SHARES
Shares of Common Stock of the Fund.

SUB-ADVISER AGREEMENT
The Sub-Adviser Agreement between the Investment Adviser and ECC in the form attached hereto as Exhibit C.

SUBSCRIPTION AGENT
First Interstate Bank of Texas, N.A.

SUBSCRIPTION CERTIFICATES
Certificate issued to the Record Date Stockholders evidencing the Rights.

SUBSCRIPTION PERIOD
___________________, 1996 to ____________, 1996, unless extended by the Fund.

SUBSCRIPTION PRICE
$__.__ per Share.

TRANSFER AGENT
First Interstate Bank of Texas, N.A.

UBTI
Unrelated business taxable income under Section 511 of the Code

                                       50

No dealer, salesman, or other person has been authorized to give any information or to make any representation not contained in this Prospectus. If given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Fund's investment advisers. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as set forth in the Prospectus or in the affairs of the Fund since the date hereof.


TABLE OF CONTENTS

                                                                      PAGE
Prospectus Summary.........................................            2
Fee Table .................................................            6
Available Information......................................            6
Selected Financial Data....................................            7
Management's Discussion and Analysis of
  Financial Condition and Results of Operation.............            8
Market for Common Stock and Net Asset Value
  Information..............................................           13
The Offer .................................................           15
Use of Proceeds ...........................................           23
Risk Factors and Special Considerations....................           23
The Fund ..................................................           28
Investment Objectives and Policies.........................           29
Management of the Fund ....................................           38
Description of Common Stock................................           42
Tax Matters ...............................................           43
Legal Matters .............................................           44
Further Information .......................................           44
Financial Statements.......................................           44
Table of Contents of Statement of Additional
  Information  ............................................           45
Glossary of Terms..........................................           46

                              EQUUS II INCORPORATED

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                              _________________, 1996

         Equus II Incorporated (the "Fund") is a non-diversified, closed-end management investment company that has elected to be a business development company. The Fund's primary investment objective is to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. The Fund seeks to invest primarily in medium-sized companies that intend to acquire other businesses including through leveraged buyouts. Equus Capital Management Corporation (the "Investment Adviser") serves as the Fund's investment adviser. Equus Capital Corporation (the "Sub-Adviser") serves as a secondary investment adviser to the Fund. The Investment Adviser and the Sub-Adviser are referred to herein collectively as "Management."

         This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Prospectus of the Fund dated _______________, 1996 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. To obtain a copy of the Fund's Prospectus, without charge, please write to the Fund at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019 or call (713) 529-0900. This SAI incorporates by reference the entire Prospectus.

                                                 TABLE OF CONTENTS
                                                              PAGE
Investment Objective and Policies.........................    B-2
  General.................................................    B-2
  Investment Criteria.....................................    B-2
  Investment Operations...................................    B-3
  Co-Investment Conditions................................    B-4
  Borrowing...............................................    B-6
Management of the Fund....................................    B-7
  Directors and Officers of the Fund......................    B-7
  Remuneration of Directors and Officers..................    B-9
  Limitation of Officers' and Directors' Liability........   B-10
  Investment Advisory and Administrative Arrangements.....   B-11
Conflicts of Interest.....................................   B-14
Determination of Net Asset Value..........................   B-16
Portfolio Transactions....................................   B-17
Share Repurchases and Tender Offers.......................   B-18
Tax Matters...............................................   B-19
Regulation................................................   B-22
Beneficial Ownership......................................   B-25
Financial Statements......................................   B-25

         The Prospectus and this SAI omit certain of the information contained in the Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Registration Statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

         This Prospectus incorporates documents by reference that are not presented herein. These documents are available, without charge, upon request from Investor Relations Department, Attention: Tracy Cohen, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, telephone number (713) 529-0900.

This Statement of Additional Information is dated ________, 1996.

                        INVESTMENT OBJECTIVE AND POLICIES


         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE FUND'S PROSPECTUS ENTITLED "INVESTMENT OBJECTIVE AND POLICIES."

         GENERAL

         The Fund's primary investment objective is to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies and subsequently disposing of such investments. The Fund seeks to invest primarily in medium-sized companies located in the United States that intend to acquire other businesses including through leveraged buyouts. The Fund's investments in portfolio companies consist principally of equity securities such as common and preferred stock, but may also include other equity-oriented securities such as debt convertible into common or preferred stock or debt combined with warrants, options or other rights to acquire common or preferred stock. Current income is not a significant factor in the selection of investments.

         The Fund has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund will not withdraw such election or change its objective of seeking capital appreciation by investing in and disposing of leveraged buyout and recapitalization investments unless, in either case, such action is authorized by the vote of a majority of the Shares of the Fund. ALL OTHER INVESTMENT POLICIES AND PRACTICES OF THE FUND MAY BE CHANGED WITHOUT A VOTE OF STOCKHOLDERS.

         As a business development company, the Fund is limited in its choice of investments under the Investment Company Act. The Fund will not purchase any securities on margin (except for the use of short-term credit necessary for the clearance of transactions), make short sales of securities, purchase or sell commodities or commodity contracts, write put or call options, purchase or sell real estate (except in connection with portfolio investments) or real estate mortgage loans, lend its portfolio securities to any other person or enter into repurchase agreements with respect to its portfolio securities. See "Regulation."

         INVESTMENT CRITERIA

         Prospective investments will be evaluated by the Investment Adviser based upon criteria that may be modified from time to time. The criteria that is currently used by the Investment Adviser in determining whether to make an investment in a prospective portfolio company include:

                  (1) The presence or availability of competent management;

                  (2) The existence of a substantial market for the products or services of the company characterized by favorable growth potential, or a substantial market position in a stable industry;

                  (3) The existence of a history of profitable operations or a reasonable expectation that operations can be conducted at a level of profitability acceptable in relation to the proposed investment; and

                  (4) The willingness of the company to permit the Fund and its co-investors, if any, to take a substantial position in the company and have representation on its board of directors, so as to enable the Fund to influence the selection of management and basic policies of the company.

         INVESTMENT OPERATIONS

         The investment operations of the Fund generally consist of the following activities:

         IDENTIFYING INVESTMENTS. Investment opportunities are identified for the Fund principally by the Investment Adviser, the Sub-Adviser, and their officers and directors. Investment proposals may, however, come to the Fund from many other sources, and may include unsolicited proposals from the public and referrals from banks, lawyers, accountants and members of the financial community. Subject to approval by the Board of Directors (including the approval of the disinterested Directors), the Fund may pay such persons (including affiliates of Management other than directors, officers and employees of the Sub-Adviser and the Investment Adviser) finder's fees to the extent permissible under applicable law, consistent with industry practice.

         EVALUATING INVESTMENT OPPORTUNITIES. Prior to committing funds to an investment opportunity, investigation and research are conducted to assess the prospects and risks of the potential investment. See "Investment Criteria" above.

         STRUCTURING INVESTMENTS. The terms of the Fund's investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The Investment Adviser structures the terms of a proposed investment, including the purchase price, the type of security to be purchased and the future involvement of the Fund and affiliates in the portfolio company's business (including representation on its board of directors). The Investment Adviser seeks to structure the terms of the investment so as to provide for the capital needs of the portfolio company and at the same time maximize the Fund's opportunities for capital appreciation on its investment.

         SELECTION AND FINANCING. The Investment Adviser, subject to the approval of the Board of Directors, has responsibility for selecting the investments that the Fund ultimately will make. The Sub-Adviser is responsible for arranging any financing for the Fund.

         PROVIDING MANAGEMENT ASSISTANCE AND MONITORING OF INVESTMENTS. Successful private equity investments typically require active monitoring of, and significant participation in, major business decisions of portfolio companies. In most cases, officers of the Fund serve as members of the boards of directors of portfolio companies. Such management assistance is required of a business development company under the Investment Company Act and is intended to enable the Fund to exercise significant influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and development of a public market for the securities of the portfolio company. In connection with their service as directors of portfolio companies, officers and directors of the Fund, the Investment Adviser, and the Sub-Adviser may receive and retain directors' fees or reimbursement for expenses incurred. When necessary, the Investment Adviser, on behalf of the Fund, may also assign staff professionals with financial or management expertise to assist portfolio company management on specific problems.

         DISPOSITION OF INVESTMENTS. The method and timing of the disposition of the Fund's portfolio investments will be critical to the realization of capital appreciation. The Investment Adviser expects to dispose of the Fund's portfolio investments through a variety of transactions, including sales of portfolio companies to third parties, sales of portfolio securities in underwritten public offerings, public sales of such securities pursuant to exemptions from registration requirements and negotiated private sales of such securities to the portfolio company itself or to other investors. In addition, the Fund may distribute its portfolio securities in-kind to stockholders. Sales of such securities by the stockholders may be subject to legal or

                                       B-3

practical restrictions. In structuring investments, the Fund endeavors to reach such agreements or understandings with a prospective portfolio company as may be appropriate with respect to the method and timing of the disposition of the Fund's investment and, if appropriate, will seek to obtain registration rights at the expense of the portfolio company. The Fund bears the cost of disposing of an investment to the extent not paid by the portfolio company.

         TEMPORARY INVESTMENTS. Pending investment in portfolio companies, the Fund invests its available funds in interest-bearing bank accounts, money market mutual funds, U.S. Treasury securities and/or certificates of deposit with maturities of less than one year (collectively, "Temporary Investments"). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will qualify for determining whether the Fund has 70% of its total assets invested in Managed Companies (as hereafter defined) or in qualified Temporary Investments for purposes of the business development company provisions of the Investment Company Act. See "Regulation" below.

         FOLLOW-ON INVESTMENTS. Following its initial investment in a portfolio company, the Fund may be requested to make follow-on investments in the company. Follow-on investments may be made to take advantage of warrants or other preferential rights granted to the Fund or otherwise to increase the Fund's position in a successful or promising portfolio company. The Fund may also be called upon to provide additional equity or loans needed by a portfolio company to implement fully its business plans, to develop a new line of business or to recover from unexpected business problems. The Fund may make follow-on investments in portfolio companies from funds on hand or may borrow all or a portion of the funds required to make such follow-on investments.

         CO-INVESTMENT CONDITIONS

         The Fund has co-invested in certain portfolio companies with Equus Capital Partners, L.P., a Delaware limited partnership ("ECP"). The Fund obtained an order from the Securities and Exchange Commission (the "Commission") exempting the Fund from certain prohibitions contained in the Investment Company Act relating to co-investments by the Fund and ECP. Under the terms of the exemptive order issued by the Commission, the following conditions must be met in order for the Fund to invest with ECP or any other affiliates (the Fund and ECP are each referred to below as a "Fund, the Directors of the Fund and the Independent General Partners of ECP are referred to below as "Independent Directors," and any person affiliated with the Fund, ECP, the Investment Adviser, or the Sub-Adviser is referred to below as an "Equus Affiliate"):

         1. Before a co-investment transaction is effected, the Investment Adviser must make an initial determination on behalf of each Fund regarding investment suitability. The Investment Adviser must then make a written investment presentation regarding the proposed co-investment to the Independent Directors of each Fund that has funds available for investment setting forth the identity of each Fund and Equus Affiliate that proposes to co-invest with the Fund (collectively, including each Fund, the "Co-Investor").
                                       B-4

         2. The Independent Directors of each Fund must review the Investment Adviser's initial determination and, prior to committing to a co-investment, a majority of the Independent Directors of each Fund must conclude that:

                  (a) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the limited partners or stockholders, as the case may be (hereinafter collectively referred to as "Shareholders"), and the Fund and do not involve overreaching of the Shareholders or the Fund on the part of any person concerned;

                  (b) the transaction is consistent with the interests of the Shareholders of the Fund and is consistent with the investment objectives and policies of the Fund; and

                  (c) the investment by one or more of the other Co-Investors would not disadvantage the Fund in making such investment, maintaining its investment position, or disposing of such investment, and that participation by the Fund would not be on a basis different from or less advantageous than that of other Co-Investors.

         3. Each Fund that has funds available for investment will be entitled to purchase a portion of each co-investment transaction equal to the ratio of that Fund's net assets to the total assets of all Funds that have determined to participate in the co-investment transaction. A Fund may decline to purchase the security, or to purchase less than its full allocation, if a majority of its Independent Directors determine that such action is in the best interests of the Fund, it is reasonable and fair to the Shareholders and the Fund, and does not involve overreaching of the Shareholders and the Fund on the part of any person concerned. If a Fund declines to participate in a co-investment transaction or determines to participate to a lesser extent than its full allocation, the other Funds may acquire any amount declined. Equus Affiliates other than the Funds will be permitted to invest only to the extent that the total investment opportunity exceeds the amount that the Funds determine to invest.

         4. If a Fund engages in a co-investment transaction: (a) each Co-Investor will acquire securities of each class acquired by any other Co-Investor; (b) the ratio of the amount of securities of a class acquired by each Co-Investor to the amount of the securities of such class acquired by all Co-Investors will be the same for every class acquired; and
                  (c) the terms of the purchase, including price, settlement date, registration rights (if any), and any other rights provided to the purchasers of such investments, will be the same for each Co-Investor.

         5. If any Co-Investor determines to make a follow-on investment in any issuer whose securities were purchased in a co-investment transaction, notice of the proposed Follow-On Investment will be given to each Fund that participated in the original co-investment transaction at the earliest practical time. Follow-on investments will be reviewed, approved, allocated, and disposed of in the same manner as prescribed for initial co-investments.

         6. If any Co-Investor elects to sell, exchange, or otherwise dispose of any interest in a security purchased in a co-investment transaction, notice of the proposed disposition will be given to each Fund holding such security at the earliest practical time. The Investment Adviser will provide a written recommendation to the Independent Directors of each Fund concerning the proposed disposition. Each such Fund will participate in the disposition at the same time as the other Co-Investors, on a proportionate basis, and on the same terms and conditions; provided that a required majority of the Independent Directors may decide that a Fund will

                                       B-5

                  not participate in the proposed disposition or will dispose of less than its proportionate interest if they determine that such action is in the best interest of such Fund, is reasonable and fair to the Shareholders and such Fund, and does not involve overreaching of the Shareholders of such Fund on the part of any person concerned.

         BORROWING

         The Fund may borrow funds to facilitate the making of new or follow-on investments, to maintain its pass-through tax status as a regulated investment company under Subchapter M of the Code or to pay contingencies and expenses. The Fund may also commit to invest funds in a portfolio company beyond its initial investment or guarantee the obligations of a portfolio company. The Fund is permitted under the Investment Company Act to borrow funds in an amount not to exceed one-half of its total assets (including investments made with borrowed money) (an asset coverage ratio of 200%). This may be done either through the issuance of debt securities or by obtaining loans from commercial banks or other sources. If the Fund borrows through the issuance of a "senior security representing indebtedness" (as defined in the Investment Company Act), distributions to stockholders or the repurchase of shares is prohibited unless the Fund's asset coverage ratio is 200% at the time of the distribution or repurchase. See "Regulation" in the SAI. The amount and nature of any borrowings will depend on a number of factors over which neither the Fund nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets, and the impact of the financing on the tax treatment of the stockholders.

         Loans obtained or debt securities issued by the Fund may provide for interest payable at a floating rate (for example, linked to prime or commercial rates) or a fixed rate on funds drawn down and a standby commitment fee applied to any portion of the lending commitment not drawn down. The Fund also expects that, as a condition to lending, lenders to the Fund may place restrictions on the Fund, which may include reserve requirements or operating restrictions, and may limit the ability of Management to control investments or their refinancing and the ability of the Fund to make distributions to stockholders.

         The use of leverage could have the effect of magnifying any capital gains or losses. While the "spread" between the current yield on the Fund's investments and the cost of any loan would augment the stockholders' return from the Fund, if the spread narrows (because of an increase in the cost of debt or insufficient income on the Fund's investments), distributions to the stockholders would be adversely affected. If the spread were reversed, the Fund might be unable to meet its obligations to its lenders, which might then seek to cause the Fund to liquidate some or all of its investments. There can be no assurance that the Fund would realize full value for its investments or recoup all of its capital if its portfolio investments were involuntarily liquidated.

         Although the use of leverage entails certain risks, it also enables the Fund to better control the timing of its purchases and sales of investments by increasing the Fund's liquidity.

         There can be no assurance that the Fund will borrow when considered desirable. The Fund may not be able to arrange debt financing on terms acceptable to the Board of Directors, or the Board of Directors may believe borrowings are not in the Fund's best interest. If the Fund were unable to obtain debt financing, the Fund might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive potential or follow-on investment, due to a short-term liquidity problem. In either case, the value of the Fund's investment portfolio, and of the Fund's common stock, could be adversely affected.

                             MANAGEMENT OF THE FUND

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The Independent Directors supervise the management arrangements for the Fund, the custody arrangements with respect to portfolio securities, the selection of independent accountants, fidelity bonding and any transactions with affiliates. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with the information as to their principal business occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

                       DIRECTORS AND OFFICERS OF THE FUND

                                        POSITION(S)
                                          HELD                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH REGISTRANT           DURING PAST 5 YEARS
---------------------               ----------------          -----------------------
Sam P. Douglass*                    Chairman of the           Chairman and Chief Executive
2929 Allen Parkway                  Board and Chief           Officer of the Investment
Suite 2500                          Executive Officer         Adviser and the Sub-Adviser
Houston, Texas 77019
Age 63

Nolan Lehmann*                      President and             President and a director of
2929 Allen Parkway                  Director                  the Investment Adviser and
Suite 2500                                                    the Sub-Adviser
Houston, Texas 77019
Age 51

Gregory J. Flanagan                 Director                  Senior Vice President of
6655 1st Park Ten                                             Alexander & Alexander, Inc.
Park Terrace Bldg., Suite 100                                 since March 1990.  President
San Antonio, Texas 782313                                     of Bank of Oklahoma, N.A. from
Age 50                                                        September 1986 to February 1990.

Robert L. Knauss                    Director                  Chairman and Chief Executive Officer
1990 Post Oak, Suite 1630                                     of Baltic International USA, Inc.
Houston, Texas 77056                                          since January 1994. Dean and Distinguished Age
Age 64                                                            Professor University of Houston Law Center
                                                              from 1981 to 1993.

                                       B-7

John W. Storms                      Director                  Managing General Partner of Storms
1980 Post Oak Blvd.                                           & Critz, Certified Public Accountants
Suite 2110
Houston, Texas 77056
Age 51

Dr. Francis D. Tuggle               Director                  Dean of Kogod College of Business
4400 Massachusetts                                            Administration at The American University
  Avenue, N.W.                                                since July 1990.  Professor of Management
Washington, D.C. 20016                                        at Jesse H. Jones Graduate School of
Age 53                                                        Administration at Rice University from 1981 to 1990

Dr. Edward E. Williams*             Director                  Professor and Director of Entrepreneurship
13231 Champions Forest Dr.                                    Program of the Jesse H. Jones Graduate
Suite 110                                                     School of Administration of Rice
Houston, Texas                                                University
Age 50

Gary R. Petersen                    Director                  Partner of EnCap Investments, L.C.
1100 Louisiana, Suite 3150
Houston, Texas 77002
Age 49

Tom S. Tucker                       Vice President,           Vice President, Secretary, and Treasurer of
2929 Allen Parkway                  Secretary and             the Investment Adviser and the
Suite 2500                          Treasurer                 Sub-Adviser
Age 53

Gary L. Forbes                      Vice President            Vice President of the Investment Adviser
2929 Allen Parkway                                            and Sub-Adviser since November 1991.
Suite 2500                                                    President of Coal & Timber, Inc. during
Houston, Texas 77019                                          1991.  Vice President and Chief Financial
Age 52                                                        Officer of Elders Resources North America,
                                                              Inc. from 1988 to 1991.

Randall B. Hale                     Vice President            Vice President of the Investment Adviser
2929 Allen Parkway                                            and the Sub-Adviser since November 1992.
Suite 2500                                                    Certified Public Accountant with Arthur
Houston, Texas 77019                                          Andersen LLP from June 1985 to October 1992.
Age 33

Patrick M. Cahill                   Vice President            Controller of the Investment Adviser and the
2929 Allen Parkway                                            Sub-Adviser since May 1987.
Suite 2500
Houston, Texas 77019
Age 35
                                       B-8

Tracy H. Cohen                      Vice President            Investment Relations Manager of the Investment
2929 Allen Parkway                                            Adviser and Vice President of the Sub-Adviser
Suite 2500                                                    since April 1995. Form September 1990 to April
Houston, Texas 77019                                          1995, she was employed by Arthur Andersen
Age 29                                                        LLP.

         * "Interested person" of the Fund, as defined in the Investment Company Act. Messrs. Douglass and Lehmann are "interested persons" of the Fund as a result of their employment as officers of the Fund and the Investment Adviser.

         REMUNERATION OF DIRECTORS AND OFFICERS

         As compensation for services rendered to the Fund, each director who is not an officer of the Fund receives an annual fee of $20,000 paid quarterly in arrears, a fee of $2,000 for each meeting of the Board of Directors attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board of Directors and for each committee meeting attended ($500 for each committee meeting if attended on the same day as a Board Meeting), and reimbursement of all out-of-pocket expenses relating to attendance at such meetings. The disinterested directors will not receive any additional compensation from the Fund or its portfolio companies for any additional services rendered. Officers and directors of the Fund who are affiliated with the Investment Adviser serve as directors of certain portfolio companies and in such capacities may receive and retain directors' fees and other compensation from portfolio companies. The Fund currently has no bonus, profit-sharing, pension, or retirement plans, but in the future may establish a stock option plan.

         The following table shows certain compensation information for the Directors of the Fund for the fiscal year ended December 31, 1995. None of the Fund's executive officers and Directors who are also officers or directors of the Investment Adviser received any compensation from the Fund for such period.

--------------------------------------------------------------------------------------------------------------------------------
    Name of Person,              Aggregate                Pension Or             Estimated Annual               Total
       Position                Compensation               Retirement               Benefits Upon             Compensation
                                 From Fund             Benefits Accrued             Retirement             From Registrant
                                                        As Part of Fund                                        and Fund
                                                           Expenses                                        Complex Paid to
                                                                                                              Directors
--------------------------------------------------------------------------------------------------------------------------------
Gregory J.                        $34,500                      0                        N/A                    $34,500
Flanagan,
Director
--------------------------------------------------------------------------------------------------------------------------------
Robert L. Knauss,                  31,000                      0                        N/A                     31,000
Director
--------------------------------------------------------------------------------------------------------------------------------
Gary R. Petersen,                 30,000                       0                        N/A                     30,000
Director
--------------------------------------------------------------------------------------------------------------------------------
John W. Storms,                   34,500                       0                        N/A                     34,500
Director
--------------------------------------------------------------------------------------------------------------------------------
Francis D.                        33,000                       0                        N/A                     33,000
Tuggle, Director
--------------------------------------------------------------------------------------------------------------------------------
Edward E.                         33,500                       0                        N/A                     33,500
Williams,
Director
--------------------------------------------------------------------------------------------------------------------------------
 Nolan Lehmann,                      0                         0                        N/A                       0
President and
Director
--------------------------------------------------------------------------------------------------------------------------------
Sam P. Douglass,                     0                         0                        N/A                       0
Chairman of the
Board and Chief
Executive Officer
--------------------------------------------------------------------------------------------------------------------------------

         LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

         The Restated Certificate of Incorporation and the By-Laws of the Fund provide that the Fund, subject to the limitations of the Investment Company Act will indemnify its Directors, officers, employees, or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law except that such indemnity shall not protect any such person against any liability to the Fund or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or breach of fiduciary duty in the performance of his duty to the Fund. In addition, the Restated Certificate of Incorporation of the Fund provides that the Fund's Directors will not be liable to the Fund and its stockholders for money damages, except in limited instances. However, nothing in the Restated Certificate of Incorporation or the By-Laws protects or indemnifies a Director, officer, employee, or agent of the Fund against any liability to which such

                                      B-10

person would otherwise be subject for any breach of the Director's duty of loyalty to the Fund or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the Director derived an improper personal benefit. In addition, indemnification is not permitted for any act or omission committed in bad faith and opposed to the best interests of the Fund or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful.

         INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

         Equus Capital Management Corporation (the "Investment Adviser") manages the investments and business of the Fund pursuant to a Management Agreement (the "Management Agreement"). Under the terms of the Management Agreement the Investment Adviser provides, or arranges for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include, without limitation, providing the Fund with office space, equipment, facilities and supplies and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of its investments. The Investment Adviser also manages the Fund's cash and short-term, interest bearing investments. In return for its services and the expenses which the Investment Adviser assumes under the Management Agreement, the Fund pays the Investment Adviser, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fees are payable quarterly in arrears. The Investment Adviser earned management fees from the Fund of $1,237,775, $1,212,457, and $1,243,559 for the years ended December 31, 1995,
1994, and 1993. The management fees charged by the Investment Adviser are higher than the fee paid by most investment companies.

         Under the Management Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its businesses or investments, including, but not limited to, all expenses with respect to investments or dispositions thereof, acquisitions of portfolio companies, dispositions of portfolio companies, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing or distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

         In addition to the management fee, the Fund has agreed to pay the Investment Adviser quarterly and at the final dissolution or liquidation of the Fund if the Fund is dissolved on a date other than the end of a fiscal quarter, an incentive fee in an amount equal to (i) 20% of the net realized capital gains less unrealized capital depreciation of the Fund and its predecessors-in-interest on a cumulative basis from October 23, 1987 (November 14, 1984, in the case of certain investments held by Equus Investments Incorporated), through the end of each fiscal quarter, less (ii) the aggregate amount of the incentive fee payments and special allocation distributions to the Investment Adviser or the Sub-Adviser in prior periods. If the amount of the incentive fee in any fiscal quarter is a negative number, or cumulative net realized capital gains less unrealized capital depreciation at the end of any fiscal quarter is less than such amount calculated at the end of the previous quarter , the Investment Adviser will be required to repay to the Fund all or a portion of the incentive fee previously paid. No management incentive fees were paid for the years ended December 31, 1995 and 1994 and deferred management incentive fees of $4,295,335 have been accrued by the Fund at December 31, 1995, on
                                      B-11

gross unrealized appreciation of portfolio securities. The deferred incentive fees will not be paid until such unrealized appreciation is realized.

         The Investment Adviser also provides certain administrative services to the Fund, primarily related to investor communications, pursuant to a service agreement with the Fund. The Investment Adviser received service fees from the Fund of $50,000 for the year ended December 31, 1995.

         The Management Agreements also provide for indemnification by the Fund of the Investment Adviser and its officers and directors from any threatened, pending or completed action to the extent that the activities giving rise to such action were performed in good faith either on behalf of the Fund or in furtherance of the interests of the Fund and in a manner reasonably believed by such person to be within the scope of the authority conferred by the Management Agreement or by law, so long as such person's conduct did not constitute bad faith, negligence, misconduct or any breach of fiduciary duty owed to the Fund. In the absence of a determination by a court that the person seeking indemnification is not liable by reason of disabling conduct, such indemnification may be authorized by a reasonable determination, based upon a review of the facts, by the disinterested Directors or by independent counsel in a written opinion. Indemnification is limited by Section 17(i) of the Investment Company Act.

         Pursuant to its terms, the Management Agreement will continue in effect from year to year provided such continuation is approved at least annually by
(i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for the purpose of voting on such approval. The Management Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or a vote of the holders of a majority of the Fund's shares on 60 days' written notice to the Investment Adviser, and terminates automatically in the event of its "assignment" (as defined in the Investment Company Act).

INVESTMENT ADVISER

         The Investment Adviser was organized as a Delaware corporation on September 27, 1983 and maintains its offices at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The Investment Adviser's sole activity is to perform management, administrative and investment advisory services for the Sub-Adviser, the Fund, ECP, and other investment partnerships or corporations to be formed by the Sub-Adviser. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

         The directors and officers of the Investment Adviser are: Sam P. Douglass, Chairman of the Board and Chief Executive Officer; Nolan Lehmann, President and director; Tom S. Tucker, Vice President and Treasurer; Gary L. Forbes, Vice President; Randall B. Hale, Vice President and director; Paula T. Douglass, director; and S. Preston Douglass, director. There is no family relationship between any Independent Director of the Fund and any director or officer of the Investment Adviser. Paula T. Douglass is the wife of Sam P. Douglass and S. Preston Douglass, Jr. is the son of Sam P. Douglass.

         The business address of Messrs. Douglass, Lehmann, Tucker, Forbes, and Hale and Ms. Douglass is 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The business address of Mr. S. Preston Douglass, Jr. is 820 Main Street, Suite 100, Kerrville, Texas 78028.

         For biographical information on Messrs. Douglass, Lehmann, Tucker, Forbes, and Hale, please refer to "Management of the Fund -- Investment Adviser" in the Prospectus.
                                      B-12

         Paula T. Douglass, age 43, has been a director of the Management Company since July 1993. Since July 1991, she has been Chairman and CEO of DOVA Production and Entertainment Company. From September 1989 to September 1990 she was employed as an attorney by Fulbright & Jaworski LLP. Since December 1978, she has been a director of Equus Corporation International ("ECI") and is Chairman and a director of Iwerks Entertainment, Inc. She is a licensed attorney.

         S. Preston Douglass, Jr. age 33, has been a director of the Management Company since July 1993. He is a partner in the law firm of Wallace, Mosty, Machann, Jackson & Williams, Kerrville, Texas where he began in January 1989. He was a prosecutor in the 216th Judicial District in Kerrville, Texas from December 1987 to December 1988. He is a licensed attorney and former President of the Kerr County Bar Association. He currently serves as President of the Hill Country Court Appointed Special Advocates. He is also a member of the Board of the Hill Country YMCA, MO-Ranch Presbyterian Assembly, and the Kerrville Public School Foundation.

         As a result of its stock ownership in the Investment Adviser, ECI has 80% voting control of the Investment Adviser. ECI is a privately owned corporation engaged in a variety of investment activities. ECI is owned by certain trusts for the benefit of Mr. Douglass and members of his family.

SUB-ADVISER AGREEMENT

         The Investment Adviser has entered into a Sub-Adviser Agreement (the "Sub-Adviser Agreement") with the Sub-Adviser pursuant to which the Sub-Adviser provides certain investment advisory services for the Fund. The Sub-Adviser Agreement provides that the Sub-Adviser is responsible for approving the Fund's quarterly net asset valuations and arranging any necessary financing for the Fund or leveraged buyout transactions. In return for its services, the Investment Adviser has agreed to pay the Sub-Adviser quarterly and at the final dissolution or liquidation of the Fund, if the Fund is dissolved on a date other than the end of a fiscal quarter, an incentive fee in an amount equal to (i) ten percent of the net realized capital gains less unrealized capital depreciation of the Fund on a cumulative basis from October 23, 1987 (November 14, 1984, in the case of certain investments held by Equus Investments Incorporated), through the end of each fiscal quarter, less (ii) the aggregate amount of the incentive fee payments and special incentive allocation distributions to the Sub-Adviser in prior periods. If the amount of the incentive fee in any period is a negative number, or cumulative net realized capital gains less unrealized capital depreciation at the end of any fiscal quarter is less than such amount calculated at the end of the previous fiscal quarter, the Sub-Adviser will be required to repay to the Investment Adviser all or a portion of the incentive fee previously paid. No fees have been paid to date under the Sub-Adviser Agreement.

         The Sub-Adviser Agreement also provides for indemnification by the Fund of the Sub-Adviser and its officers and directors from any threatened, pending or completed action to the extent that the activities giving rise to such action were performed in good faith either on behalf of the Fund or in furtherance of the interests of the Fund and in a manner reasonably believed by such person to be within the scope of the authority conferred by the Sub-Adviser Agreement or by law, so long as such person's conduct did not constitute bad faith, negligence, misconduct or any breach of fiduciary duty owed to the Fund. In the absence of a determination by a court that the person seeking indemnification is not liable by reason of disabling conduct, such indemnification may be authorized by a reasonable determination, based upon a review of the facts, by the disinterested Directors or by independent counsel in a written opinion. Indemnification is limited by Section 17(i) of the Investment Company Act.

         Pursuant to its terms, the Sub-Adviser Agreement will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or a vote of holders of a majority of the

                                      B-13

Fund's shares on 60 days' written notice to the Sub-Adviser, and would automatically terminate in the event of its "assignment" (as defined in the Investment Company Act).

THE SUB-ADVISER

         The Sub-Adviser is a corporation organized under the laws of the State of Delaware in September 1983. The Sub-Adviser was organized to serve as managing general partner of the Partnership and other similar partnerships and is a registered investment adviser under the Advisers Act.

         The directors and officers of the Sub-Adviser and their principal occupations are respectively as follows: Sam P. Douglass, Chairman of the Board and a director; Nolan Lehmann, President and a director; Tom S. Tucker, Vice President, Treasurer, and Secretary; Gary L. Forbes , Vice President; Randall B. Hale, Vice President and director; Paula T. Douglass, director; and S. Preston Douglass, director. The business address of Messrs. Douglass, Lehmann, Tucker, Forbes, and Hale and of Ms. Douglass is 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The business address of Mr. S. Preston Douglass, Jr. is 820 Main Street, Suite 100, Kerrville, Texas 78028.

         There is no family relationship between any disinterested Director of the Fund or director or officer of the Sub-Adviser.

         As a result of its stock ownership in the Sub-Adviser, the Investment Adviser has 100% voting control of the Sub-Adviser. As a result of its stock ownership in the Investment Adviser, ECI has 80% voting control of the Investment Adviser. ECI has its principal offices at 2929 Allen Parkway, 25th Floor, Houston, Texas 77019.


                              CONFLICTS OF INTEREST

         The Investment Adviser, the Sub-Adviser and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Fund. The contractual and other arrangements between the Fund and the Investment Adviser, the Sub-Adviser and their affiliates have not been established by arms-length negotiations. Such conflicts of interest may include:

         TRANSACTIONS WITH THE FUND AND PORTFOLIO COMPANIES. The Investment Adviser, the Sub-Adviser and their affiliates may perform various services for the Fund and its portfolio companies. In consideration for such services, such persons may receive various fees, commissions and reimbursements to the extent permitted under applicable law. Depending upon Management's influence and control with respect to portfolio companies, the selection of such persons to perform such services for portfolio companies may not be a disinterested decision and the terms and conditions for the performance of such services, and the amounts and terms of such compensation, may not be determined in arm's-length negotiations.

         The Investment Company Act contains restrictions as to certain transactions among the Fund, Management, and their affiliates. See "Regulation." Generally, transactions involving the Fund and Management, or certain of their affiliates must receive the prior approval of the Commission or Board of Directors. There can be no assurance that such prior approval of the Commission will be obtained.

         The Investment Adviser and the Sub-Adviser provide services to other leveraged buyout investors, including other investment partnerships or corporations and other business development companies organized

                                      B-14

by the Sub-Adviser, the Investment Adviser or their affiliates. The Fund has no contractual or other right to such services prior to any such other investors.

         CONFLICTS AS TO INVESTMENT OPPORTUNITIES. Affiliates of the Investment Adviser and the Sub-Adviser may make private equity investments for their own account and may be in competition with the Fund for such investments. In addition, the Investment Adviser may serve as investment adviser of other private or public limited partnerships or corporations which will have investment objectives identical with or similar to those of the Fund. Although the Investment Adviser and the Sub-Adviser are obligated to use their best efforts to provide the Fund with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser and Sub-Adviser are not required to present to the Fund any particular investment opportunity that has come to their attention, even if such opportunity is within the investment objective and policies of the Fund. Accordingly, the Fund may not be given the opportunity to participate in certain investments made by affiliates of the Investment Adviser and the Sub-Adviser. In addition, if the Fund rejects an investment opportunity for any reason, the Investment Adviser, the Sub-Adviser and its affiliates would be permitted to accept it. Within 10 days after the end of each fiscal year of the Fund, the Investment Adviser and the Sub-Adviser will furnish the Board of Directors of the Fund with information on a confidential basis as to any investments made by Investment Adviser, the Sub-Adviser or their affiliates for the previous fiscal year. Management will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances.

         JOINT INVESTMENTS IN PORTFOLIO COMPANIES. Management and its Affiliates may participate with the Fund as co-investors in portfolio companies. Such participation will be required to be on a basis which, in the judgment of the Board of Directors, is not more advantageous to such other persons than the basis upon which the Fund participates in such joint investments, and will require the prior approval of the Board of Directors. In some instances, prior approval of the Commission of such joint investments may be required.
There can be no assurance that such approval will be obtained.

         TIMING OF DISPOSITION OF INVESTMENTS. The Investment Adviser and the Sub-Adviser receive incentive compensation measured by the net realized capital gains of the Fund. The interests of the Sub-Adviser and the Investment Adviser may conflict with the interests of the stockholders with respect to the timing of the disposition of the Fund investments. However, the acts of Management are subject to supervision by the Board of Directors.

         ALLOCATION OF MANAGEMENT TIME AND SERVICES. The Fund does not have independent management or employees and relies on the Investment Adviser, the Sub-Adviser, and their affiliates for management and administration of the Fund and its assets. Management believes that it and its affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Fund. Conflicts of interest may arise in allocating management, time, services or functions between the Fund and other entities for which Management and its affiliates may provide similar services. The officers and directors of the Investment Adviser and the Sub-Adviser and their affiliates will devote such time to the affairs of the Fund as they, in their sole discretion, determine to be necessary for the conduct of the business of the Fund.

         OTHER RELATIONSHIPS WITH PORTFOLIO COMPANIES. Management and their affiliates may have other relationships on an on-going basis with portfolio companies in which the Fund has invested. Such relationships could influence Management to take actions, or forbear from taking actions, which an independent investment adviser might not take or forbear from taking.

                                      B-15

         LACK OF SEPARATE REPRESENTATION. The Board of Directors of the Fund, the Investment Adviser and the Sub-Adviser are represented by the same legal counsel. Separate counsel will be retained by the Board of Directors for the Fund in connection with any dispute which may arise between the Fund, the Investment Adviser, the Sub-Adviser or any of their affiliates.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share is determined each quarter by dividing the value of the net assets of the Fund in dollars (the value of its assets less its liabilities) on the last day of the quarter by the total number of shares outstanding. The Sub-Adviser performs the valuations of the investments in portfolio securities of the Fund, subject to the approval of the Board of Directors of the Fund. Valuations of portfolio securities are done in accordance with recommended accounting and reporting principles and practices and the financial reporting policies of the Commission. The applicable methods prescribed by such principles and policies are described below.

         The fair market value of investments for which no market exists (including most investments made by the Fund) are determined on the basis of procedures established in good faith by the Board of Directors of the Fund. As a general principle, the current "fair value" of an investment being valued by the Sub-Adviser would be the amount which the Fund might reasonably expect to receive for it upon its current sale. There is a range of values that are reasonable for such investments at any particular time. Generally, pursuant to procedures established by the Board of Directors, the fair value of each investment initially is based upon its original cost to the Fund. Cost is the primary factor used to determine fair value until significant developments affecting the portfolio company (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation.

         Appraisal valuations are based upon such factors as the portfolio company's earnings, cash flow, and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future financial prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective.

         The Fund may also use, when available, third-party transactions in a portfolio company's securities as the basis of valuation (the "private market method"). The private market method is used only with respect to completed transactions or firm offers made by sophisticated, independent investors. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect such restrictions. The Fund investments for which market quotations are readily available and which are freely transferable are valued as follows: (i) securities traded on a securities exchange or the Nasdaq National Market will be valued at the closing price on the date of valuation and (ii) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices on the date of valuation. The fair value of debt securities, which are generally held to maturity, are determined on the basis of the terms of the debt securities and the financial conditions of the issuers. Certificates of deposit purchased by the Fund are valued at their face value, plus interest accrued to the date of valuation. For securities that are in a class of public securities but are restricted from free trading (such as Rule 144 stock), valuation is set by applying an estimated discount to the closing sales or bid price to reflect the illiquidity caused by such restrictions.

         The Board of Directors reviews the valuation policies on a quarterly basis to determine their appropriateness and may also hire independent firms to review the Sub-Adviser's methodology of valuation or to conduct an independent valuation.
                                      B-16

         Shares of closed-end investment companies frequently trade at a discount to net asset value, but in certain instances have traded above net asset value. The Fund's shares have traded at a discount to net asset value since inception of trading on the American Stock Exchange. It is not possible to predict whether the Shares will trade at, above or below net asset value.

                             PORTFOLIO TRANSACTIONS

         Although the Fund invests primarily in securities issued in private transactions, to the extent permitted by law and consistent with its investment objectives and policies, it may from time to time make investments in publicly traded securities. In addition, a portfolio company in which the Fund invests may "go public" subsequent to the Fund's investment by registering its securities under the Securities Act of 1933 and/or the Securities Exchange Act of 1934. The Investment Adviser will make purchases and sales of publicly traded securities in the manner it deems most beneficial to the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the brokerage firm involved and the firm's risk in positioning a block of securities. Although the Investment Adviser will seek competitive commission rates, it will not necessarily pay the lowest commission or spread available. Transactions in securities of the companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and entail higher commissions or spreads than those available for transactions involving more widely traded securities of more established companies.

         The Fund has no obligation to deal with any broker in execution of transactions for its portfolio securities.

         Transactions in listed equity securities may be effected on the New York Stock Exchange and the American Stock Exchange and will involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market (including the Nasdaq National Market and Small-Cap Market) are typically principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. When possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, the Sub-Adviser and the Investment Adviser and their affiliates generally are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless they receive an appropriate exemptive order from the Commission.

         The aggregate amount of brokerage commissions paid by the Fund during the three years ended December 31, 1995, were $4,831, $0, and $0, respectively. No brokerage commissions were paid during such period to any broker that: (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund, or (3) has an affiliated person that is an affiliated person of the Fund, the Investment Adviser, or the Sub-Adviser.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Management Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the
                                      B-17

Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by certain other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

Portfolio Turnover

         Because private equity investments generally require relatively long periods of time to reach maturity, the rate of turnover of the Fund's investments in portfolio companies is low. The short-term securities in which the Fund invests have a high rate of turnover.

                       SHARE REPURCHASES AND TENDER OFFERS

         The Fund is a closed-end business development company and, as such, stockholders have no right to present their shares to the Fund for redemption. Shares of closed-end companies generally sell at market prices varying from their net asset value, frequently at a discount from net asset value, but in some cases at a premium over net asset value. The Board of Directors of the Fund has determined that it would be in the best interest of stockholders for the Fund to be authorized to attempt to reduce or eliminate a market value discount from net asset value. Accordingly, the Fund from time to time may, but is not required to, repurchase its shares (including by means of tender offers) in order to attempt to reduce or eliminate any discount or to increase the net asset value of its shares, or both. The Fund's Board of Directors at any time, however, may decide that the Fund should not make share repurchases. Repurchased shares will be retired thereby reducing the common stock issued and outstanding and capital in excess of par. The Fund may borrow money to finance share repurchases, subject to compliance with the Investment Company Act, discussed under "Investment Objective and Policies -- Borrowing".

         There can be no assurance that repurchases will eliminate or reduce the discount from net asset value on the Fund's price per share. The market price of the shares of the Fund is determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of repurchases from time to time may enhance its attractiveness to investors and thus reduce the spread between market price and net asset value that may otherwise exist.

         Although the Board of Directors of the Fund believes that share repurchases generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that an acquisition of shares by the Fund will decrease the total assets of the Fund and therefore may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on that borrowing will reduce the Fund's net investment income. If the Fund must liquidate investments to finance a share repurchase, such liquidation might be at a time when independent investment judgment might not dictate such action. Such liquidation could also affect the Fund's status as a regulated investment company.
See "Tax Matters."
                                      B-18

         It is the present policy of the Board of Directors of the Fund, which may be changed by the Board of Directors at any time without notice to stockholders, not to effect share repurchases or accept tenders if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from any exchange on which the shares are listed or quoted, or (b) disqualify the Fund as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends and distributions from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase shares tendered; or (3) there is, in the judgment of the Board of Directors, any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the State of Texas, (d) material limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, which is material to the Fund, or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares tendered were purchased. The Fund's Board of Directors may modify these conditions in light of circumstances existing at the time.

         Each tender offer for the Fund's shares, if any, will be made and stockholders notified in accordance with requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules land regulations promulgated thereunder.

         The Fund will not specify a record date for the tender offer which will not permit a stockholder of record on the effective date of the tender offer to tender his shares. Each person tendering shares will pay to the Fund a reasonable service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering stockholder and will not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the cost to the Funds of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with a tender will be charged against capital. During the pendency of any tender offer, stockholders may ascertain the net asset value of the Fund's shares by calling a telephone number as provided in any tender offer materials.

                                   TAX MATTERS

         The Fund intends to continue to qualify for and elect to be treated as a "regulated investment company" under Subchapter M of the Code. If the Fund qualifies as a regulated investment company and distributes to stockholders in a timely manner at least 90% of its "investment company taxable income" each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to stockholders. In addition, if the Fund distributes in a timely manner 98% of its net capital gain income for each one-year period ending on October 31 and 98% of its investment company taxable income for each calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subjected to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies.
                                      B-19

         Under the Investment Company Act, the Fund is not permitted to make distributions to stockholders unless it meets certain asset coverage requirements. See "Regulation". If the Fund is unable to make the required distributions, it may fail to qualify as a regulated investment company, or be subjected to a nondeductible 4% excise tax.

         For any period during which the Fund qualifies as a regulated investment company for tax purposes, distributions to stockholders of the Fund's ordinary income (including dividends, interest and original issue discount) and any net short-term capital gain generally will be taxable as ordinary income to stockholders to the extent of the Fund's current or accumulated earnings and profits. To the extent that the Fund's distributions are not taxable to stockholders as ordinary income or capital gains, they will be treated as a return of capital and will reduce the stockholder's basis in his shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his shares as discussed below. Distributions which are taxable to stockholders as ordinary income will constitute dividends for federal income tax purposes. Distributions received by corporate stockholders will be subject to the 70% dividend received deduction (i) if,and to the extent that such distributions are made out of dividend income of the Fund and (ii) the requisite holding period set forth in Sections 246 and 246A of the Code is satisfied. The dividends-received deduction is currently 70%.

         Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the dividends-received deduction for corporations in addition to the limitations discussed. Depending upon the corporate stockholder's circumstances (including whether it has a 45-day holding period for its shares and whether its shares are debt financed), these limitations may be applicable to dividends received by the corporate stockholder that would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, stockholders should consult their own tax advisers in this regard.

         Stockholders who are not subject to tax on their income will not be required to pay tax on amounts distributed to them.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against tax basis in the shares. So long as the Fund is a regulated investment company, the investment fees and expenses incurred by the Fund will reduce the Fund's income and will not be deemed to be distributed to stockholders or subject to the limitation on miscellaneous itemized deductions imposed on individual stockholders.

         Distribution of the Fund's net capital gain (designated by the Fund as capital gain dividends) will be taxable to stockholders as long-term capital gain regardless of the stockholder's holding period in his Shares.

         Capital losses realized by the Fund may offset the Fund's capital gains but not its ordinary income. Stockholders are not entitled to include any portion of a net capital loss for a Fund tax year on their individual returns. Net capital losses may be carried over by the Fund to the next eight years as short-term capital losses. However, such losses may not reduce the earnings and profits realized by the Fund in a carryover year. Rather, they reduce the Fund's accumulated earnings and profits at the start of the year and the amount of dividends distributed out of current year earnings and profits that may be designated as capital gain dividends.

         The Fund may be required to withhold 20% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications,

                                      B-20

or regarding whom the Fund has been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a stockholder's United States Federal Income tax liability.

         Federal withholding taxes at a 30% rate (or a lesser rate established by treaty) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign investors should consult their tax advisers with respect to the possible United States federal, state and local and foreign tax consequences of an investment in the Fund.

         The federal tax status of each year's distributions will be reported to the stockholders and the IRS. Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         If the Fund acquires debt obligations that were originally issued at a discount, or that bear stated interest rates that do not call for payments at fixed rates (or certain "qualified variable rates") at regular intervals over the life of the obligation, it will be required to include in income each year a portion of the "original issue discount" that accrues over the life of the obligation regardless of whether the income is received by the Fund and to make distributions accordingly. In this event, the Fund may borrow funds or sell its investments to meet these distribution requirements. See "Investment Objective and Policies --Borrowing."

         Any dividend declared by the Fund in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid before February 1 of the following year, will be treated as if it were received on December 31 of the previous year.

         Pursuant to Section 852(b)(3) of the Code, the Fund may elect to retain and pay income tax on net long-term capital gains it receives during a tax year. If the Fund elects to retain any long-term capital gains, stockholders must include in their income as long-term capital gains their proportionate share of such undistributed long term capital gains as designated by the Fund. The Fund is required to give each stockholder written notice within 60 days of the close of its taxable year designating the amount of any undistributed capital gains. Each stockholder is deemed to have paid his share of the income taxes paid by the Fund on the undistributed long-term capital gain, which can be credited or refunded to the stockholder. The basis of each stockholder's Shares is increased by the difference between the undistributed long-term capital gains and their tax credit or refund. Any undistributed long-term capital gains retained by the Fund on which income tax is paid by the Fund under Section 852(b)(3) of the Code are treated as a distributed amount for purposes of determining the amounts subject to the 4% excise tax. Qualified Plans (including IRAs), certain trusts and other organizations or persons who are not subject to federal income tax on capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the proper tax authorities. Although Qualified Plans and IRAs are not taxable on capital gains derived from the Fund, distributions to beneficiaries from such entities will be taxable at ordinary income rates regardless of the character of income when received by the Qualified Plan or IRA.

         In order to qualify as a regulated investment company for federal income tax purposes, among other things the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, certain foreign currency gains, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale of stock or securities held for less than 3 months; and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's assets consists of

                                      B-21

cash, government securities and other securities if such other securities of any one issuer do not represent more than 5% of the Fund's assets or 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Fund's assets are invested in the securities of one issuer (other than United States Government securities), or of two or more issuers that are controlled by the Fund and are engaged in the same, similar or related trades or businesses. The foregoing diversification requirements may affect the size and type of investments that the Fund will make. The appreciation of a group of investments could distort the Fund's overall diversification. In this event, the Fund may borrow to make qualifying investments (i.e. in cash, certificates of deposit or government securities) or sell certain of its investments.

         The Fund may receive or be deemed to receive certain income that would not constitute the type of income that would satisfy the 90% test described in clause (a) in the preceding paragraph. If more than 10%of the Fund's gross income arose from these sources, the Fund could become ineligible for taxation as a regulated investment company in that year. In addition, if the Fund were to sell participations in its loans, it could be deemed to have disposed of a security held for less than three months. If as a result of such sales, at least 30% of the Fund's income were derived from the sale of stock or securities held for less than three months, the Fund could become ineligible for taxation as a regulated investment company in that year.

         If, in any taxable year, the Fund fails to qualify to be treated as a regulated investment company for federal tax purposes, the Fund will be taxed in the same manner as an ordinary corporation regardless of whether it distributes its income to its stockholders. In addition, if the Fund fails to qualify as a regulated investment company, distributions to stockholders will generally be taxable as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits, regardless of whether the distributions are designated as "capital gain dividends" by the Fund.

         In order to requalify as a regulated investment company in subsequent years, the Fund would be required to first pay out its earnings and profits from the year of disqualification. In addition, the IRS has announced that it will issue regulations providing that a corporation that seeks to qualify for treatment as a regulated investment company that has not previously qualified to be so taxed (or that has so qualified and subsequently failed to requalify for a period exceeding a year) must recognize the net unrealized appreciation in its assets of the end of the taxable year prior to the taxable year in which it seeks to qualify as a regulated investment company. The IRS has announced, however, that these regulations will not apply to any entity that has previously qualified to be taxed as a regulated investment company that seeks to requalify as a regulated investment company in the taxable year immediately following the year in which it failed to so qualify.

         A stockholder may recognize taxable gain or loss if he sells, exchanges or redeems his shares. Except in the case of dealers and financial institutions, any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale, exchange or redemption of shares generally will be treated as a long-term capital gain or loss, if the stockholder has held his shares for more than one year. However, any capital loss arising from the sale, exchange or redemption of shares held for 6 months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received; for this purpose, the special rules of
Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares.

                                   REGULATION

         The Investment Advisers Act generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of
                                      B-22

the investment company. However, the Investment Advisers Act does permit the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company." The Fund has elected to be treated as a business development company in order to provide for incentive compensation to the Investment Adviser and the Sub-Adviser based on the capital appreciation of the Fund's investments.

         By electing to be treated as a business development company, the Fund is subject to various provisions of the Investment Company Act. The Fund may not withdraw its election to be treated as a business development company without first obtaining the approval of a majority in interest of its security holders. The Fund's Certificate of Incorporation requires the approval of a majority of the Fund's outstanding voting securities for the Fund to change the nature of its business so as to cease to be a business development company. The following is a brief description of the Investment Company Act, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

         A business development company must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies and must make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a company that (i) is organized under the laws of, and has its principal place of business in, any state or states, (ii) is not an investment company (except for wholly owned small business investment corporations licensed by the Small Business Administration) ("SBICs") and
(iii)(a) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list, (b) is actively controlled by the business development company acting either alone or as part of a group acting together and an affiliate of the business development company is a member of the portfolio company's board of directors or (c) meets such other criteria as may be established by the Commission. Control is presumed to exist where the business development company owns more than 25% of the outstanding voting securities of a portfolio company.

         "Making available significant managerial assistance" is defined under the Investment Company Act to mean (1) any arrangement whereby a business development company, through its directors, officers, or employees, offers to provide and, if accepted, does provide significant guidance and counsel concerning the management, operations, business objectives or policies of a portfolio company, (2) the exercise of a controlling influence over the management or policies of a portfolio company by the business development company acting individually or as part of a group of which the business development company is a member acting together which controls such company, or
(3) with respect to SBICs, the making of loans to a portfolio company. A business development company may satisfy the requirements of clause (1) with respect to a portfolio company by purchasing securities of such a company as part of a group of investors acting together if one person in such group provides the type of assistance described in such clause. However, the business development company will not satisfy the general requirement of making available significant managerial assistance if it only provides such assistance indirectly through an investor group. A business development company need only extend significant managerial assistance with respect to portfolio companies which are treated as Qualifying Assets (as defined below) for the purpose of satisfying the 70% test discussed below.

         The Investment Company Act prohibits or restricts the Fund from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the Investment Company Act limits the type of assets that the Fund may acquire to "Qualifying Assets" and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of the acquisition, less than 70% of the value of the Fund's total assets consist of qualifying assets. Qualifying Assets include (i) securities of companies that were eligible portfolio companies at the time that the Fund acquired their securities; (ii) securities of companies which are actively controlled

                                      B-23

by the Fund; (iii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies; (iv) securities acquired as follow-on investments in companies that were eligible portfolio companies at the time of the Fund's initial acquisition of their securities but are no longer eligible portfolio companies, provided that the Fund has maintained a substantial portion of its initial investment in such companies; (v) securities received in exchange for or distributed on or with respect to any of the foregoing; and (vi) cash items, government securities and high-quality, short-term debt. See "Investment Objective and Policies." The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for such securities to be considered Qualifying Assets. As a general matter, Qualifying Assets may only be purchased from the issuer or an affiliate in a transaction not constituting a public offering. The Fund may not purchase any security on margin, except such short-term credits as are necessary for the clearance of portfolio transactions, or engage in short sales of securities.

         The Fund is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of securities senior to the Shares if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior securities. In addition, while senior stock or publicly distributable debt is outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of any Shares unless the asset converge ratio is at least 200% at the time of the distribution or repurchase.

         The Fund may sell its securities at a price that is below the prevailing net asset value per share only upon the approval of the policy by security holders holding a majority of the shares issued by the Fund, including a majority of shares held by nonaffiliated security holders. In addition, the Fund may repurchase its shares, subject to the restrictions of the Investment Company Act.

         Many of the transactions involving the Fund and its affiliates (as well as affiliates of such affiliates) which were prohibited without the prior approval of the Commission under the Investment Company Act prior to its amendment by the Small Business Investment Incentive Act of 1980 now require the prior approval of a majority of the disinterested Directors and a majority of the Directors having no financial interest in the transactions. However, certain transactions involving closely affiliated persons of the Fund, including its investment advisers, still require the prior approval of the Commission. In general (a) any person who owns, controls or holds with power to vote more than 5% of the outstanding Shares, (b) any director, executive officer or general partner of such person and (c) any person who directly or indirectly controls, is controlled by or is under common control with such person, must obtain the prior approval of a majority of the Directors and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Fund or any company controlled by the Fund. In accordance with the Investment Company Act, a majority of the Directors must be persons who are not "interested persons" as defined in such act. Except for certain transactions which must be approved by the Directors, the Investment Company Act generally does not restrict transactions between the Fund and its portfolio companies.

         The Fund, the Sub-Adviser, and the Investment Adviser have received an order from the Commission exempting the Fund from certain prohibitions contained in the Investment Company Act relating to investments by the Fund in transactions in which ECP or certain affiliates of the Sub-Adviser are also participants. Under the terms of the order, investments in companies in which an affiliate is also an investor either must meet certain guidelines or be approved in advance by a majority of the disinterested Directors. See "Investment Objective and Policies -- Co-Investment Opportunities" above.

                                      B-24

                              BENEFICIAL OWNERSHIP

         The only person known to the Fund who may be deemed to be a beneficial owner of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock is Wachovia Corporation, 301 North Main Street, Winston Salem, North Carolina 27150, which has reported that it beneficially owns 170,000 shares of Common Stock or 5.4% of the outstanding shares of Common Stock of the Fund. As of February 29, 1996, the officers and Directors of the Fund, as a group, beneficially owned 53,057 shares of the Fund, representing approximately 1.7% of the Fund's outstanding shares.

                              FINANCIAL STATEMENTS

         The Fund's financial statements and schedules at December 31, 1995 and 1994 and for the three years ended December 31, 1995 and the report thereon by Arthur Andersen LLP are incorporated by reference to the Fund's Annual Report on Form 10-K for the year ended December 31, 1995, filed by the Fund with the Commission pursuant to the Exchange Act. The Fund will furnish, without charge, a copy of the foregoing documents upon request from Investor Relations Department, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, telephone number (713) 529-0900.

                              EQUUS II INCORPORATED

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)      Financial Statements for the fiscal year ended December 31, 1995*

         Report of Independent Public Accountants

         Balance Sheets at December 31, 1995 and 1994

         Statements of Operations for the years ended December 31, 1995, 1994 and 1993

         Statements of Changes in Net Assets for the years ended December 31, 1995, 1994 and 1993

         Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993

         Supplemental Information-Selected Per Share Data and Ratios for the five years ended December 31, 1995

         Schedule of Portfolio Securities at December 31, 1995

         Schedule of Portfolio Securities at December 31, 1994

         Notes to Financial Statements

         * Incorporated by reference to the Fund's Annual Report on Form 10-K for the year ended December 31, 1995, filed on March 1, 1996 (EDGAR
         Accession No. 0000890566-96-000122).

(2) Exhibits

(a)(1)    -- Restated Certificate of Incorporation [Incorporated by reference to
          Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991]

   (2)    -- Certificate of Merger dated June 30, 1993, between the Fund and
          Equus Investments Incorporated [Incorporated by reference to Exhibit
          3(c) to the Registrant's Annual Report on Form 10-K for the year ended
          December 31, 1993]

(b)       -- Amended and Restated By-Laws [Incorporated by reference to Exhibit
          3(c) to the Registrant's Annual Report on Form 10-K for the year ended
          December 31, 1995]

(c)    -- Not applicable

(d)(1) -- Specimen certificate for Common Stock, par value  $.001 per share [Incorporated by reference to
          Exhibit 4 to the Registrant's Registration Statement on Form N-14, file No. 33-42621]

  (2)  -- Form of Subscription Certificate+

  (3)  -- Form of Notice of Guaranteed Delivery+

  (4)  -- Form of DTC Participant Oversubscription Exercise Form+

  (5)  -- Form of Nominee Holder Over-Subscription Certification+

  (6)  -- Form of Rights Agent Agreement+

(f)    -- Not applicable

(g)(1) -- Form of Management Agreement between the Fund and Equus Capital Management Corporation.
          [Incorporated by reference to Exhibit 6(c) to Registrant's Registration Statement on Form N-14, file number 33-60118]

   (2) -- Form of Sub-Adviser Agreement between Equus Capital Management Corporation and Equus Capital
          Corporation.  [Incorporated by reference to Exhibit 5(c) to the Registrant's Registration Statement
          on Form N-14, file number 33-42621]

(h)    -- Not applicable

(i)    -- Not applicable

(j)       -- Form of Safekeeping Agreement between the Fund and Southwest
          Guaranty Trust Company [Incorporated by reference to Exhibit 6 to the
          Registrant's Registration Statement on Form N-14, file number
          33-42621]

(k)    -- Not applicable

(l)    -- Opinion and consent of Snell & Smith, P.C.

(m)    -- Not applicable

(n)    -- Consent of Arthur Andersen LLP

(o)    -- Annual Report on Form 10-K for the year ended December 31, 1995

(p)    -- Not applicable

(q)    -- Not applicable

(r)    -- Financial Data Schedule

+ To be filed by amendment.


Item 25. Marketing Arrangements

          Not applicable
                                       C-2
Item 26. Other Expenses of Issuance and Distribution

          The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees ..............................................       $  4,509
American Stock Exchange listing fee ............................         20,924
Printing (other than stock certificates) .......................         12,000*
Fees and expenses of qualification under
  state securities laws (including fees of counsel) ............          7,500*
Auditing fees and expenses .....................................          7,500*
Legal fees and expenses ........................................         35,000*
Subscription Agent's fees and expenses .........................        100,000*
Information Agent ..............................................         15,000*
Postage ........................................................          5,000*
Miscellaneous ..................................................         12,567*
                                                                        _______

       Total                                                            220,000*

*   Estimated


Item 27. Persons Controlled by or Under Common Control with Registrant

          None.


Item 28. Number of Holders of Securities

          Common Stock, par value $.001 per share: 2,128 record holders as of February 16, 1996.


Item 29. Indemnification

          Section 145 of the General Corporation Law of the State of Delaware provides as follows:

                  (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a

                                       C-3

          presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
          (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

                  (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

                  (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

                                       C-4

                  (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

                  (h) For purposes of this Section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (i) For purposes of this Section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section.

                  (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Article Eleventh of the Registrant's Certificate of Incorporation filed as Exhibit 1 provides as follows:

                   ELEVENTH: A. Subject to any limitation imposed pursuant to the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, par- tnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judg- ments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of
                                       C-5

          fiduciary duty in the performance of his duty to the Corporation unless and only to the extent the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper, and (ii) no such person shall be entitled to indemnification in connection with any lawsuit in which the violation of any federal or state securities laws is alleged unless (a) if such person is successful in defending against such lawsuit, a court approves indemnification for the costs of such defense or (b) if the lawsuit is settled, a court approves the settlement and finds that indemnification for the settlement costs and expenses related to the lawsuit should be made. The satisfaction of any indemnification hereunder shall be limited to Corporation assets. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  B. Subject to any limitation imposed by the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  C. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections A and B, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

                  D. Any indemnification under subsection A and B (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent, is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections A and B. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.
                                       C-6

                  E. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in Section 145 of The General Corporation Law of Delaware provided that at least one of the following conditions precedent has occurred in the specific case: (1) the officer or director has provided security for his undertaking; (2) the Corporation is insured against losses arising by reason of any lawful advances; or (3) a majority of a quorum of the disinterested non-party directors of the Corporation or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts, that there is reason to believe that such officer or director ultimately will be found entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  F. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall be permitted to enter into contracts directly with its officers and directors providing the maximum indemnity and relief from liability permitted under Delaware law.

                  G. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article; provided, however, that the Corporation may not purchase and maintain insurance that will protect or purport to protect any person against any liability for willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  H. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                  I. No provision of this Certificate of Incorporation shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

                                       C-7

          Sections 8 and 9 of the Management Agreement between the Registrant and Equus Capital Management Corporation provide as follows:

                  8. LIABILITY OF THE MANAGEMENT COMPANY. The Management Company, its officers, directors, employees, agents and affiliates (collectively, "Affiliates") shall not be liable to the Fund, or any stockholder of the Fund, for any error of judgment or mistake of law or any loss or damage with respect to any investment of the Fund or arising from any act or omission of the Management Company or any of the Affiliates in the performance of its obligations hereunder, unless such loss or damage is the result of bad faith, negligence, misconduct or any breach of fiduciary duty, disregard of any duties or obligations owed to the Fund by the Management Company or such Affiliates by reason of this Agreement or any relation created hereby.

                  9. INDEMNIFICATION OF THE MANAGEMENT COMPANY. The Fund shall indemnify and hold harmless, to the extent permitted by law, the Management Company and any of its affiliates, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (including any action by or in the right of the Fund), by reason of any acts or omissions or alleged acts or omissions arising out of the activities of such person, if such activities were performed in good faith either on behalf of the Fund or in furtherance of the interest of the Fund, and in a manner reasonably believed by such person to be within the scope of the authority conferred by this Agreement or by law against losses, damages or expenses for which such person has not otherwise been reimbursed (including, but not limited to, accountants' and attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding, so long as such conduct did not constitute bad faith, negligence, misconduct or any other breach of fiduciary duty with respect to such acts or omissions and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The satisfaction of any indemnification and any holding harmless hereunder shall be from and limited to Fund assets. Notwithstanding the foregoing, absent a court determination that the person seeking indemnification was not liable by reason of "disabling conduct" within the meaning of Section 17(h) of the Act, the decision by the Fund to indemnify such person shall be based upon the reasonable determination, after review of the facts, of the non-party Directors of the Fund, or of independent legal counsel in a written opinion that such person was not liable by reason of such disabling conduct.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       C-8

Item 30. Business and Other Connections of Investment Adviser

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADVs filed with the Commission pursuant to the Investment Advisers Act of 1940 by Equus Capital Management Corporation and Equus Capital Corporation (SEC File Nos. 801-21468 and 801-21467).


Item 31. Location of Accounts and Records


Equus Capital Management Corporation
2929 Allen Parkway, Suite 2500
Houston, Texas 77019

(with respect to its services as Investment Adviser)

First Interstate Bank of Texas, N.A.
1000 Louisiana, Suite 700
Houston, Texas 77002

(with respect to its services as transfer agent, dividend disbursing agent and registrar)

Southwest Guaranty Trust Company
2121 Sage Road, Suite 150,
Houston, Texas 77056.

  (with respect to its services as custodian)


Item 32. Management Services

          Not applicable.


Item 33. Undertakings

          (a) Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (b) Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                       C-9

          (i) to include any prospectus required by Section 10(a)(3) of the Act;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; or

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (c) Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (d) Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                      C-10

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 1st day of March, 1996.

                                                    EQUUS II INCORPORATED

                                                    NOLAN LEHMANN
                                                    Nolan Lehmann, President

                                      C-11

         Each person whose signature appears below hereby constitutes and appoints Sam P. Douglass and Nolan Lehmann, and each of them, his lawful attorney- in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys- in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

   SIGNATURE                             TITLE                                            DATE
  GREGORY J. FLANAGAN                    Director                                         March 1, 1996
 (Gregory J. Flanagan)

  ROBERT L. KNAUSS                       Director                                         March 1, 1996
 (Robert L. Knauss)

  GARY J. PETERSEN                       Director                                         March 1, 1996
 (Gary R. Petersen)

  JOHN W. STORMS                         Director                                         March 1, 1996
 (John W. Storms)

  FRANCIS D. TUGGLE                      Director                                         March 1, 1996
 (Francis D. Tuggle)

  EDWARD E. WILLIAMS                     Director                                         March 1, 1996
 (Edward E. Williams)

  NOLAN LEHMANN                          President and Director                           March 1, 1996
 (Nolan Lehmann)                         (principal financial and accounting officer)

  SAM P. DOUGLASS                        Chairman of the Board and Chief                  March 1, 1996
 (Sam P. Douglass)                       Executive Officer (principal executive officer)

                                      C-12